                         OCTOBER 31, 1998 ANNUAL REPORT



                          MONTAG & CALDWELL GROWTH FUND
                       CHICAGO TRUST GROWTH & INCOME FUND
                            CHICAGO TRUST TALON FUND
                           CHICAGO TRUST BALANCED FUND
                         MONTAG & CALDWELL BALANCED FUND
                             CHICAGO TRUST BOND FUND
                        CHICAGO TRUST MUNICIPAL BOND FUND
                         CHICAGO TRUST MONEY MARKET FUND






                            [LOGO] ALLEGHANY FUNDS

                                TABLE OF CONTENTS

         1       Letter from the Chairman
         2       Summary Information
                 Management Discussion & Analysis:
         4             Montag & Caldwell Growth Fund
         5             Chicago Trust Growth & Income Fund
         6             Chicago Trust Talon Fund
         7             Chicago Trust Balanced Fund
         8             Montag & Caldwell Balanced Fund
         9             Chicago Trust Bond Fund
        10             Chicago Trust Municipal Bond Fund
        11             Chicago Trust Money Market Fund
                 Schedule of Investments:
        12             Montag & Caldwell Growth Fund
        13             Chicago Trust Growth & Income Fund
        15             Chicago Trust Talon Fund
        16             Chicago Trust Balanced Fund
        20             Montag & Caldwell Balanced Fund
        23             Chicago Trust Bond Fund
        26             Chicago Trust Municipal Bond Fund
        29             Chicago Trust Money Market Fund
        32       Statement of Assets and Liabilities
        34       Statement of Operations
        36       Statement of Changes in Net Assets
        40       Financial Highlights
        49       Notes to Financial Statements
        55       Independent Auditors' Report

                        [LOGO] ALLEGHANY FUNDS

Dear Shareowner,

We began our odyssey to build a top quality mutual fund group in November 1993. As we approach our fifth anniversary, we are pleased with the progress we have made and are excited with new developments in the Alleghany Fund family.

Our two flagship funds, the Chicago Trust Growth & Income Fund and the Montag & Caldwell Growth Fund, continue to deliver outstanding investment performance. Both rank in the top 5 percent of funds in their respective Lipper investment categories for the three-year period ended October 31, 1998 (see table below). Our two balanced funds, the Montag & Caldwell Balanced Fund and Chicago Trust Balanced Fund, also rank in the top quartile among their peers. Among 278 balanced funds monitored by Lipper Analytical Services, the Montag & Caldwell Fund ranks 9th, and the Chicago Trust Fund 22nd, for the three years ended October 31, 1998. We have also achieved solid results with Chicago Trust Bond Fund, Talon Fund and Money Market Fund. All rank in the top third among their peers in their respective Lipper peer groups for the three years ended October 31, 1998.

We are pleased to announce a new fund, the Alleghany/Chicago Trust SmallCap Value Fund. The Fund seeks long-term total return by using a risk-averse, disciplined strategy of investing in smaller companies. It is managed by Patricia Falkowski, a nationally known institutional specialist in small-cap management and research. Prior to joining Chicago Trust, she managed UAM FMA's Small Company Fund, an outstanding performer and a "Money 100" Fund. Subject to regulatory and shareowner approval, we will soon add a small cap growth fund and two international funds.

Thank you for your support of Alleghany Funds. We will continue to do all that we can to meet--and exceed--your long-term expectations.

                    TOTAL RETURN FOR 3 YEARS ENDED 10/31/98  TOTAL RETURN FOR 1 YEAR ENDED 10/31/98   AVERAGE ANNUAL TOTAL RETURN
                      RANK AMONG SIMILAR FUNDS (LIPPER)       RANK AMONG SIMILAR FUNDS (LIPPER)      SINCE INCEPTION AS OF 10/31/98
                           FOR SAME TIME PERIOD*                       FOR SAME TIME PERIOD*               (INCEPTION DATE)
                    ---------------------------------------  --------------------------------------   ------------------------------
M&C GROWTH - N CLASS                 104.96%                             17.90%                                   28.26%
                                  22 out of 577                      227 out of 944                             (11/02/94)
                                  Growth Funds                         GrowthFunds

CT GROWTH & INCOME                   99.35%                              25.43%                                   21.72%
                                 18 out of 456                        8 out of 725                              (12/13/93)
                              Growth & Income Funds               Growth & Income Funds

CT TALON                             51.06%                              -10.54%                                  15.99%
                                  58 out of 180                      251 out of 302                             (09/19/94)
                                  Mid-Cap Funds                       Mid-Cap Funds

CT BALANCED                          66.82%                              18.50%                                   18.30%
                                  22 out of 278                       9 out of 395                              (09/21/95)
                                 Balanced Funds                      Balanced Funds

M&C BALANCED                         71.20%                              14.46%                                   20.68%
                                  9 out of 278                        52 out of 395                             (11/02/94)
                                 Balanced Funds                      Balanced Funds

CT BOND                              23.93%                               7.66%                                    6.79%
                                  43 out of 158                      142 out of 218                             (12/13/93)
                          Intermediate Investment Grade      Intermediate Investment Grade
                                   Debt Funds                          Debt Funds

CT MONEY MARKET                      16.37%                               5.25%                                    4.98%
                                  48 out of 265                      55 out of 310                             (12/14/93)
                               Money Market Funds                 Money Market Funds


Sincerely,

/s/ Stuart D. Bilton

Stuart D. Bilton
Chairman

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE PERFORMANCE.

* Lipper Analytical Services, Inc. (Lipper) is the source of the rankings, which are based on total return fund performance for the one year ended October 31, 1998, and the three years ended October 31, 1998, for funds of similar investment objectives. The Lipper rankings listed include all classes of multiple-class funds. Certain expenses for all of the ranked Alleghany Funds were subsidized (by the Chicago Trust Company and Montag & Caldwell, Inc.) during the ranking period for the one year ended October 31, 1998, and the three years ended October 31, 1998.

The Alleghany Funds are no-load mutual funds distributed by First Data Distributors, Inc., Westborough, MA 01581. This is not an offer to sell or a solicitation of an offer to buy shares of any of the Funds described. Investment return and pricipal of value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This information must be accompanied or preceded by a prospectus.

ALLEGHANY FUNDS
PERFOMANCE FOR THE FISCAL YEAR ENDED  OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                 MONTAG & CALDWELL GROWTH FUND
                          CLASS N (RETAIL)        CLASS I (INSTITUTIONAL)           CHICAGO TRUST GROWTH & INCOME FUND
Total Returns:
1 Year                           17.90%                    18.24%                                 25.43%


Three Year
Average Annual                   27.02%                      N/A                                  25.86%


Average Annual
Since Inception                  28.26%                    26.77%                                 21.72%

Value of $10,000                 $27,027                   $17,409                                $26,090
from Inception
Date                             11/2/94                   6/28/96                               12/13/93


TOP TEN HOLDINGS         as of October 31, 1998

Company and
  % of Total Net
      Assets
                         Johnson & Johnson                          4.68%  Sysco Corp.                                  3.87%
                         McDonald's Corp.                           4.60%  General Electric Co.                         3.59%
                         Bristol-Myers Squibb Co.                   4.44%  EMC Corp.                                    3.56%
                         Pfizer, Inc.                               4.43%  Walgreen Co.                                 3.51%
                         Gillette Co.                               4.38%  Federal Home Loan Mortgage Corp.             3.39%
                         Procter & Gamble Co.                       4.33%  Paychex, Inc.                                3.30%
                         Coca-Cola Co.                              3.88%  Merck & Co., Inc.                            2.97%
                         Eli Lilly & Co.                            3.51%  Schwab (Charles) Corp.                       2.95%
                         Medtronic, Inc.                            3.41%  Cardinal Health, Inc.                        2.93%
                         Intel Corp.                                3.38%  American International Group, Inc.           2.92%

                                     CHICAGO TRUST TALON FUND                           CHICAGO TRUST BALANCED FUND
Total Returns:
1 Year                                       (10.54)%                                            18.50%


Three Year
Average Annual                                14.74%                                             18.60%


Average Annual
Since Inception                               15.99%                                             18.30%

Value of $10,000                              $18,413                                            $16,862
from Inception
Date                                          9/19/94                                            9/21/95


TOP TEN HOLDINGS         as of October 31, 1998
Company and
  % of Total Net
      Assets
                         Starbucks Corp.                            6.39%  Federal Home Loan Mortgage Corp.             2.36%
                         R.R. Donnelley & Sons Co.                  6.07%  Walgreen Co.                                 2.22%
                         Cerner Corp.                               5.61%  General Electric Co.                         2.19%
                         Corning Inc.                               5.59%  Cintas Corp.                                 2.07%
                         Compaq Computer Corp.                      5.57%  EMC Corp.                                    2.05%
                         St. Paul Bancorp, Inc.                     5.26%  American International Group, Inc.           2.04%
                         Mylan Laboratories Inc.                    5.15%  Paychex, Inc.                                2.04%
                         Teva Pharmaceutical Industries Ltd.        4.34%  Pfizer, Inc.                                 1.96%
                         U. S. Treasury Bill, 4.196%, 04/15/99      4.32%  Sysco Corp.                                  1.96%
                         Helmerich & Payne, Inc.                    4.09%  Illinois Tool Works, Inc.                    1.90%

ALLEGHANY FUNDS
PERFOMANCE FOR THE FISCAL YEAR ENDED  OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                  MONTAG & CALDWELL BALANCED FUND                         CHICAGO TRUST BOND FUND
Total Returns:
1 Year                                       14.46%                                                  7.66%


Three Year
Average Annual                               19.63%                                                  7.41%


Average Annual
Since Inception                              20.68%                                                  6.79%

Value of $10,000                             $21,185                                                $13,778
from Inception
Date                                         11/2/94                                               12/13/93


TOP TEN HOLDINGS         as of October 31, 1998
Company and
  % of Total Net
      Assets
                         Johnson & Johnson                        3.18%     U.S. Treasury Note, 7.250%, 05/15/04         3.89%
                         Pfizer, Inc.                             3.12%     U.S. Treasury Bond, 6.250%, 08/15/23         3.84%
                         Procter & Gamble Co.                     3.09%     U.S. Treasury Note, 5.750%, 08/15/03         3.63%
                         McDonald's Corp.                         2.96%     U.S. Treasury Note, 6.375%, 08/15/02         3.33%
                         Gillette Co.                             2.84%     U.S. Treasury Note, 7.125%, 02/29/00         2.26%
                         Bristol Myers Squibb Co.                 2.62%     U.S. Treasury Note, 5.500%, 02/28/99         2.19%
                         Coca-Cola Co.                            2.49%     U.S. Treasury Note, 6.125%, 08/15/07         2.06%
                         U.S. Treasury Note, 6.500%, 10/15/06     2.48%     U.S. Treasury Bond, 7.125%, 02/15/23         1.92%
                         General Electric Co.                     2.32%     DR Investment Corp., 7.450%, 05/15/07        1.72%
                         Intel Corp.                              2.32%     U.S. Treasury Note, 7.875%, 08/15/01         1.70%

                                                       CHICAGO TRUST MUNICIPAL BOND FUND
Total Returns:
1 Year                                                                 6.17%

Three Year
Average Annual                                                         4.96%

Average Annual
Since Inception                                                        4.50%

Value of $10,000                                                      $12,393
from Inception
Date                                                                 12/13/93


TOP TEN HOLDINGS         as of October 31, 1998
Company and
  % of Total Net
      Assets
                         King County, Washington, Series A,                      State of New Jersey Transportation Trust Fund
                           G.O., 5.800%, 01/01/04                    3.92%         Revenue, Series A, Escrowed to Maturity,
                         Salt River Project Electric System                        5.200%, 12/15/00                            2.75%
                           Revenue, AZ, Refunding, Series A                      Tulsa, Oklahoma Metropolitan Utility
                           5.500%, 01/01/05                          3.70%         Authority Revenue, 5.500%, 07/01/00         2.74%
                         Texas State Water Development Board,                    Tooele County, Utah Hazardous Waste
                           G.O., Escrowed to Maturity,                             Treatment Revenue, 5.700%, 11/01/26         2.64%
                           5.000%, 08/01/99                          3.46%        Intermountain Power Agency, Utah, Power
                         Commonwealth of Puerto Rico, Series A,                    Supply Revenue, 6.250%, 07/01/07            2.62%
                           G.O., 6.500%, 07/01/03                    3.39%       Clarkston Community Schools, Michigan,
                         Clark County, Nevada, School District,                    5.000%, 05/01/06                            2.41%
                           G.O., 6.400%, 06/15/06                    3.00%


ALLEGHANY FUNDS
MONTAG & CALDWELL GROWTH FUND
MANAGEMENT DISCUSSION & ANALYSIS                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

After a sharp correction during the third calendar quarter of 1998, we believe the stock market has formed a meaningful bottom and that the outlook is favorable. From a technical standpoint, the stock market at its recent lows became very oversold and investor sentiment turned cautious, which are among the ingredients needed to form a bottom. Also, corporate insider activity has shown a significant pick-up in buying and a fall-off in selling by corporate officers and directors, suggesting that they view their companies' stocks as attractively priced.

In the meantime, the fundamental outlook remains encouraging. The economy is growing at a moderate rate, which should support corporate profits. The inflation outlook is good, and interest rates are coming down. Importantly, the Federal Reserve has already moved in a preemptive manner to support economic growth by lowering interest rates while economic fundamentals are still strong. Inflation, as measured by an annual increase in the CPI of 1.5%, is at a 32 year low and the unemployment rate of 4.6% remains near a 28 year low. In fact, with such strong fundamentals plus a federal budget surplus of nearly $70 billion, the Federal Reserve is in an excellent position to implement monetary policies to sustain economic growth. Last but not least, the combination of the decline in bond yields and stock prices has made equity valuations increasingly attractive.


                      PORTFOLIO ALLOCATION BY MARKET SECTOR

[GRAPHIC]


Health Care Services                    9%
Retail                                  8%
Finance                                 6%
Other Common Stocks                    17%
Cash and Other                          3%
Restaurants                             6%
Food and Beverage                       4%
Technology                             19%
Consumer Non-Durables                  17%
Pharmaceuticals                        11%

In terms of stock selection, we continue to favor pharmaceutical and medical supply stocks, selected technology holdings, certain consumer cyclical growth issues and high quality consumer non-durable global growth stocks. Going forward, we believe that as our economy slows, international economies will either be stabilizing or improving, and that weak foreign currencies will gain support against the dollar--a trend that has already begun among several countries' currencies. With the shares of global consumer companies very attractively priced and discounting the current global weakness, we believe their stocks present a good opportunity to participate in the favorable long-term growth that the markets in these faster growing areas of the world may offer. Also, after this period of adjustment to rapidly changing economic conditions, the defensive nature of these companies' non-durable consumer product lines should become increasingly attractive to investors as the world economy moves ahead at a more gradual pace.

             GROWTH OF $10,000 INVESTED IN MONTAG & CALDWELL GROWTH
              FUND, S&P 500 INDEX AND THE LIPPER GROWTH FUND INDEX
                             SINCE FUND'S INCEPTION

[GRAPHIC]


Values/Yrs         S&P 500 Index       Lipper Growth Fund Index      M&G Growth
----------         -------------       ------------------------      ----------
11/94                      10000                          10000           10000
1/95                       10032                           9739           10005
4/95                       11046                          10699           10999
7/95                       12142                          12075           12630
10/95                      12641                          12398           13187
1/96                       13907                          13183           14178
4/96                       14380                          13789           15065
7/96                       14152                          13145           14874
10/96                      15685                          14498           17131
1/97                       17568                          15915           19367
4/97                       17992                          15733           19245
7/97                       21527                          18897           23571
10/97                      20720                          18617           22925
1/98                       22295                          19496           24252
4/98                       25381                          21995           27690
7/98                       25680                          22142           28200
10/98                      25277                          21199           27027

[GRAPHIC]


Values/Yrs         S&P 500 Index       Lipper Growth Fund Index      M&G Growth
----------         -------------       ------------------------      ----------
6/96                       10000                          10000           10000
10/96                      10593                          10433           10967
1/97                       11865                          11453           12087
4/97                       12152                          11322           12341
7/97                       14539                          13598           15125
10/97                      13994                          13397           14724
1/98                       15058                          14029           15593
4/98                       17142                          15828           17814
7/98                       17344                          15934           18147
10/98                      17072                          15255           17409

THESE CHARTS COMPARE A $10,000 INVESTMENT MADE IN CLASS N SHARES AND CLASS I SHARES OF THE FUND ON THEIR RESPECTIVE INCEPTION DATES TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
MANAGEMENT DISCUSSION & ANALYSIS                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

Since the semi-annual review six months ago, the Chicago Trust Growth & Income Fund's total return was a positive 2.2% compared to declines in both the Standard & Poor's 500 Index (S&P 500) at negative 0.4% and the Lipper Growth & Income Fund Index, at negative 6.4%. For the fiscal year ended October 31, 1998, the Fund returned a strong 25.4%. This compares favorably to both the S&P 500 return of 21.9% and the Lipper Growth & Income Fund Index return of 9.5%. The Fund ranked eighth out of 725 Lipper growth & income funds for the twelve months ended October 31, 1998, based on total return. On a three-year basis, the Fund's 25.9% annualized rate of return matched that of the S&P 500 return of 26.0% and was ahead of the Lipper Growth & Income Fund Index return of 19.4%. The Fund ranked 18th out of 456 Lipper growth & income funds for this three year time period based on total return. Please see the Dear Shareowner letter on page 1 for further details on the Lipper rankings.

The year ended October 31, 1998 marked the fourth full fiscal year of operations for the Fund and was the fourth consecutive year the Fund returned 25% or more to our shareholders. While the market has, somewhat surprisingly, continued to show very strong overall returns, the volatility of these returns has been steadily increasing. This past fiscal year the market experienced wider swings in returns than during most of this decade. The market has recovered since its downturn in July and August; issues plaguing the market such as international economic and political instability, domestic political uncertainty and the slowing down of our own economy are expected to temper further exuberance.

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

[GRAPHIC]


Retail                                  5%
Finance                                18%
Electrical                              4%
Food and Beverage                       4%
Other Common Stocks                    18%
Cash and Other Net Assets               6%
Consumer Durables                       7%
Consumer Non-Durables                  11%
Health Care Services                   11%
Technology                             16%

The Fund has experienced wide swings in returns as the market's volatility has increased; yet our careful stock selection process continues to reward with solid returns. Additionally, individual issue volatility offers opportunities to add to current positions or initiate new positions. Our disciplined process emphasizes consistency of earnings growth, which we believe is an important characteristic, especially in a choppy market. We believe the markets will continue to be volatile, and we expect to continue our emphasis on high quality stocks with strong fundamentals.


              GROWTH OF $10,000 INVESTED IN CHICAGO TRUST GROWTH &
               INCOME FUND, S&P 500 INDEX AND THE LIPPER GROWTH &
                    INCOME FUND INDEX SINCE FUND'S INCEPTION

[GRAPHIC]


                                       Lipper Growth and
Values/Yrs         S&P 500 Index       Income Fund Index      CT Growth and Income
----------         -------------       -----------------      --------------------
12/93                      10000                   10000                     10000
4/94                        9745                    9807                      9797
7/94                        9979                    9993                      9945
10/94                      10360                   10241                     10173
1/95                       10394                   10115                     10365
4/95                       11444                   11036                     11231
7/95                       12580                   12011                     12327
10/95                      13096                   12318                     13088
1/96                       14408                   13448                     14350
4/96                       14898                   14021                     14983
7/96                       14663                   13587                     14933
10/96                      16250                   14953                     16619
1/97                       18201                   16463                     18002
4/97                       18641                   16616                     18258
7/97                       22303                   19584                     21812
10/97                      21466                   19144                     20801
1/98                       23097                   20048                     22280
4/98                       26293                   22412                     25536
7/98                       26603                   21786                     26022
10/98                      26185                   20969                     26090

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
CHICAGO TRUST TALON FUND
MANAGEMENT DISCUSSION & ANALYSIS                               OCTOBER 31, 1998
-------------------------------------------------------------------------------

For the twelve months ended October 31, 1998, the Chicago Trust Talon Fund had a negative total return of 10.54% versus the Standard & Poor's (S&P) 400 Mid-Cap Index which returned a positive 6.68%.

With the exception of large capitalization growth stocks, stocks have been in a bear market for over a year. The market decline during the third quarter brought to the forefront the realization that unbridled speculation can bring the risk of significant economic loss. Sensibility in lending standards by institutions and the sobering of unrealistic consumer expectations is constructive. The unwinding of excessive leverage should cause inevitable pain, yet it also brings discipline into the marketplace and rewards those who have the liquidity to opportunistically profit from current market conditions. As leverage unwound, there was a risk that financial institutions that had been underpricing credit would go to the opposite extreme. In fact, as they realized the magnitude of their losses, banks and brokerage firms pulled back on their lending and for all but the highest quality companies, credit became virtually unavailable. The Federal Reserve responded admirably by providing liquidity in a measured way.


                      PORTFOLIO ALLOCATION BY MARKET SECTOR

[GRAPHIC]


Other Common Stocks                        17%
Preferred Stocks                            2%
U.S. Government and Agency Obligations      7%
Printing                                    6%
Restaurants                                 6%
Consumer Durables                           6%
Cash and Other                              3%
Finance                                    15%
Pharmaceuticals                            13%
Health Care Services                        9%
Technology                                 16%

The market decline enabled us to both utilize our cash reserves by adding to companies already in the portfolio, like Starbucks, and to reposition the portfolio into more dominant companies with outstanding franchises at attractive price levels. We added Corning Inc., MCI WorldCom Inc., Liberty Media Group, Thomas & Betts Corp. and Tenet Healthcare Corp. We also added Loral Space Communications Ltd.("Loral") whose stock price was depressed due to general market pressures as well as the loss of satellites in a launch explosion at Globalstar Telecommunications Ltd., which is 42% owned by Loral.

During the year, the Fund's performance was particularly hurt by a few small company investments, notably Robotic Vision Systems, Inc., North American Vaccine, Inc., Capital Trust, Danielson Holding Corp. and St. Paul Bancorp, Inc. We believe that as a class, the small-cap sector is significantly undervalued and should enhance the performance of the Fund in fiscal 1999.


           GROWTH OF $10,000 INVESTED IN CHICAGO TRUST TALON FUND AND
                THE S&P 400 MID-CAP INDEX SINCE FUND'S INCEPTION

[GRAPHIC]


Values/Yrs         S&P 400 Mid-Cap Index          Chicago Trust Talon Fund
----------         ---------------------          ------------------------
9/94                                1000                             10000
10/94                               9921                             10250
1/95                                9660                             10151
4/98                               10551                             10766
7/95                               11829                             12173
10/95                              12025                             12189
1/96                               12701                             12762
4/96                               13695                             14580
7/96                               12747                             13530
10/96                              14111                             15420
1/97                               15482                             18020
4/97                               15082                             16935
7/97                               18531                             20074
10/97                              18721                             20582
1/98                               19359                             20055
4/98                               22307                             21320
7/98                               20605                             19231
10/98                              19974                             18413

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
MANAGEMENT DISCUSSION & ANALYSIS                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

The Chicago Trust Balanced Fund had a total return of 18.5% for the fiscal year ended October 31, 1998. This return compares very favorably with the Lipper Balanced Fund Index return of 10.8% for the period, and ranks this Fund 9th in the universe of 395 Lipper balanced funds based on total return. For the three-year period ended October 31, 1998, the Fund ranks 22nd out of 278 Lipper balanced funds with an annualized return of 18.6%, versus 15.0% for the Lipper Balanced Fund Index. Please see the Dear Shareowner letter on page 1 for further details on the Lipper rankings.

The strong performance of this Fund can be attributed to the long-term focus of our security selection process, coupled with significant appreciation in both the stock and bond markets over the last several years. For the Fund's equity portion, our lower risk approach to investing in growth stocks with superior earnings consistency and strong fundamental characteristics has been especially rewarding in the more turbulent stock market environment experienced in 1998. The fixed income segment has added stability to the portfolio, and thorough credit analysis has added value in the corporate and mortgage areas of the market without taking significant interest rate risks. The recent flight to quality (or flight to liquidity) has widened the interest rate spreads between U.S. Government bonds and other fixed income securities, offering good opportunities to add to attractive corporate and mortgage bonds that should help to provide superior returns in the long term.


                      PORTFOLIO ALLOCATION BY MARKET SECTOR

[GRAPHIC]


Government Trust Certificates                1%
Corporate Notes and Bonds                   14%
Asset-Backed Securities                      3%
U.S. Government and Agency Obligations      18%
Cash and Other Net Assets                    4%
Yankee Bonds                                 3%
Common Stocks                               57%

This Fund is appropriate for investors who want equity participation, but with less risk exposure. The three year results show it has produced returns similar to the Lipper Growth & Income Fund Index while experiencing significantly less volatility than the average equity fund. While the long term outlook for financial assets remains bright, the Fund should continue to offer an attractive alternative to those concerned about the current problems confronting the global economic landscape.


                   GROWTH OF $10,000 INVESTED IN CHICAGO TRUST
                  BALANCED FUND, LEHMAN BROTHERS AGGREGATE BOND
                   INDEX/S&P 500 INDEX AND THE LIPPER BALANCED
                        FUND INDEX SINCE FUND'S INCEPTION

[GRAPHIC]


Values/Yrs         Lehman/S&P 500 Index     Lipper Balanced Fund Index         CT Balanced
----------         --------------------     --------------------------         -----------
9/95                              10000                          10000               10000
10/95                             10039                           9975               10108
1/96                              10752                          10635               10796
4/96                              10817                          10751               10893
7/96                              10783                          10616               10926
10/96                             11625                          11420               11847
1/97                              12493                          12187               12612
4/97                              12708                          12213               12720
7/97                              14481                          13874               14438
10/97                             14237                          13715               14229
1/98                              15319                          14272               15029
4/98                              17439                          15399               16362
7/98                              17645                          15342               16725
10/98                             17368                          15511               16862

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
MANAGEMENT DISCUSSION & ANALYSIS                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


After a sharp correction during the third calendar quarter of 1998, we believe the stock market has formed a meaningful bottom and that the outlook is favorable. From a technical standpoint, the stock market at its recent lows became very oversold and investor sentiment turned cautious, which are among the ingredients needed to form a bottom. Also, corporate insider activity has shown a significant pick-up in buying and a fall-off in selling by corporate officers and directors, suggesting that they view their companies' stocks as attractively priced.

In the meantime, the fundamental outlook remains encouraging. The economy is growing at a moderate rate, which should support corporate profits. The inflation outlook is good, and interest rates are coming down. Importantly, the Federal Reserve has already moved in a preemptive manner to support economic growth by lowering interest rates while economic fundamentals are still strong. Inflation, as measured by an annual increase in the CPI of 1.5%, is at a 32 year low and the unemployment rate of 4.6% remains near a 28 year low. In fact, with such strong fundamentals plus a federal budget surplus of nearly $70 billion, the Federal Reserve is in an excellent position to implement monetary policies to sustain economic growth. Last but not least, the combination of the decline in bond yields and stock prices has made equity valuations increasingly attractive.

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

[GRAPHIC]


U.S. Government and Agency Obligations      23%
Corporate Notes and Bonds                    9%
Asset-Backed Securities                      1%
Cash and Other Net Assets                    2%
Common Stock                                65%

In terms of stock selection, we continue to favor pharmaceutical and medical supply stocks, selected technology holdings, certain consumer cyclical growth issues and high quality consumer non-durable global growth stocks. With the shares of global consumer companies very attractively priced and discounting the current global weakness, we believe their stocks present a good opportunity to participate in the favorable long-term growth that markets in these faster growing areas of the world may offer. Also, after this period of adjustment to rapidly changing economic conditions, the defensive nature of these companies' non-durable consumer product lines should become increasingly attractive to investors as the world economy moves ahead at a more gradual pace.

We expect near-term volatility in interest rates and continue to maintain the duration of the Fund's bond holdings close to its targeted benchmark. Longer term, we believe interest rates may decline further, as the international financial market turmoil leads to slower domestic growth and continued low inflation.


            GROWTH OF $10,000 INVESTED IN MONTAG & CALDWELL BALANCED
               FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX/S&P 500
                    INDEX AND THE LIPPER BALANCED FUND INDEX
                             SINCE FUND'S INCEPTION

[GRAPHIC]


Values/Yrs         Lehman/S&P 500 Index     Lipper Balanced Fund Index    M&G Balanced
----------         --------------------     --------------------------    ------------
11/94                             10000                          10000           10000
1/95                              10128                           9983           10079
4/95                              10891                          10652           10817
7/95                              11706                          11424           11944
10/95                             12539                          11759           12375
1/96                              13040                          12537           13172
4/96                              13141                          12674           13446
7/96                              13090                          12515           13410
10/96                             14881                          13462           14895
1/97                              15230                          14343           16162
4/97                              15498                          14397           16071
7/97                              17717                          16355           18635
10/97                             17894                          16168           18509
1/98                              19254                          16824           19427
4/98                              21919                          18153           20979
7/98                              22178                          18086           21364
10/98                             21830                          17887           21185

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
MANAGEMENT DISCUSSION & ANALYSIS                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


The last twelve months can best be described as a time when investors were rewarded for hoarding liquidity and avoiding credit risk. U.S. Government securities generated the highest returns in the fixed income market (see chart). As we move toward a global economy, U.S. investors are experiencing the close ties between domestic and international financial market activity known as financial contagion. Contagion occurs when problems in one country with weak economic fundamentals spark severe effects on asset prices in other markets with much stronger fundamentals. A recent chain of economic events originated from an economic recession in Japan and developed into a global economic slowdown. The contagion first spread throughout Southeast Asia and then led to the economic collapse of Russia, finally infecting the U.S. financial markets in the third quarter. As the flight to quality gained momentum, yields on U.S. Treasury securities in the third quarter declined to their lowest levels in over 30 years. However, by October some fixed income investors began to recognize value in other sectors, enticed by the largest incremental returns offered in corporate, mortgage and asset-backed securities since 1990.

                      PORTFOLIO ALLOCATION BY MARKET SECTOR

       U.S. Government and Agency Obligations     51%
       Corporate Notes and Bonds                  28%
       Cash and Other Net Assets                   8%
       Yankee Bonds                                7%
       Asset-Backed Securities                     6%

                 LEHMAN BROTHERS INDEX RETURNS
                      10/31/97 - 10/31/98

[CHART]

       U.S. Government                         11.28%
       Corporate                                7.99%
       High Yield                              -0.50%
       Mortgage-Backed                          7.30%
       Asset-Backed                             7.35%
       Emerging Markets                       -11.81%

For the year ended October 31, 1998, the Chicago Trust Bond Fund had a total return of 7.66% compared to a 7.92% return on the Lipper Intermediate Investment Grade Index. The portfolio has emphasized corporate, mortgage-backed and asset-backed securities while under-weighting U.S. Government Obligations. Our specialization in these sectors allows us to structure a portfolio of core holdings that we believe represents our best and most developed ideas. Our use of dynamic quantitative modeling helps us focus on the behavioral characteristics of these securities that should provide the expected total returns that we have calculated for these securities as well as meet the Fund's investment objectives. We remain committed to our disciplined bottom up investment approach. We believe investors who focus on a long-term investment horizon will be rewarded with consistent and attractive investment results.


GROWTH OF $10,000 INVESTED IN CHICAGO TRUST BOND FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX SINCE FUND'S INCEPTION

[GRAPH]


Values/Yrs       LBAI       Lipper Intermed       CT Bond
----------      -----       ---------------       -------
12/93           10000                 10000         10000
4/94             9507                  9524          9682
7/94             9674                  9640          9768
10/94            9535                  9537          9677
1/95             9769                  9720          9894
4/95            10203                 10121         10307
7/95            10651                 10520         10735
10/95           11026                 10885         11117
1/96            11424                 11267         11507
4/96            11085                 10930         11169
7/96            11241                 11070         11331
10/96           11671                 11465         11758
1/97            11797                 11589         11926
4/97            11870                 11641         11972
7/97            12451                 12191         12555
10/97           12709                 12388         12797
1/98            13061                 12695         13144
4/98            13164                 12771         13211
7/98            13430                 13015         13455
10/98           13895                 13378         13778

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
MANAGEMENT DISCUSSION & ANALYSIS                                OCTOBER 31, 1998
--------------------------------------------------------------------------------


During the Chicago Trust Municipal Bond Fund's past fiscal year, municipal bonds have underperformed their taxable counterparts. A great deal of the municipal underperformance is directly attributable to the tremendous outperformance of the U.S. Treasury market. Increasing concern over the economic weakness in Russia and Asia, and equity market weakness in the third calendar quarter, have prompted a flight to quality. Investors eagerly purchased U.S. Treasuries, pushing the 30-year Treasury Bond trading yields below 5% and other yields down to unprecedented levels.

At October 31, 1998, municipal bonds provided 78% to 96% of Treasury yields from 1- to 30-year maturities - historically high ratios. We took advantage of this relative cheapness of municipals, especially in the 10- to 20-year maturity range, by selling shorter maturities and purchasing longer bonds. The average maturity of the Fund was lengthened to 8.4 years from 5.6 years during the fiscal year. We also added more revenue bonds to the portfolio, reducing our weightings in insured and government guaranteed escrowed bonds. Longer term, we expect these changes to benefit the Fund's total return. Year-to-date, the Fund's performance matched the 4.81% total return average of 148 intermediate municipal bond funds, according to Lipper Analytical Services, Inc.


                     PORTFOLIO ALLOCATION BY QUALITY RATING

[CHART]


     Aaa             50%
     Aa              37%
     A                5%
     Baa              5%
     Not Rated        3%

GROWTH OF $10,000 INVESTED IN CHICAGO TRUST MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS FIVE-YEAR GOVERNMENT OBLIGATIONS INDEX SINCE FUND'S INCEPTION

[GRAPH]

                 Lehman 5 Year
Values/Yrs       Government Obligations Index       CT Muni Bond
----------       ----------------------------       ------------
12/93                                   10000              10000
1/94                                    10094              10106
4/94                                     9782               9803
7/94                                     9921               9922
10/94                                    9838               9808
1/95                                     9956               9958
4/95                                    10288              10218
7/95                                    10669              10518
10/95                                   10855              10719
1/96                                    11138              10969
4/96                                    11025              10811
7/96                                    11156              10935
10/96                                   11368              11103
1/97                                    11540              11230
4/97                                    11548              11201
7/97                                    11990              11600
10/97                                   12107              11673
1/98                                    12362              11900
4/98                                    12339              11871
7/98                                    12570              12089
10/98                                   12897              12393

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE CONDENSED FINANCIAL INFORMATION SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

ALLEGHANY FUNDS
CHICAGO TRUST MONEY MARKET FUND
MANAGEMENT DISCUSSION & ANALYSIS                               OCTOBER 31, 1998
--------------------------------------------------------------------------------


Recently, financial market participants have been refocused on the Federal Reserve (the"Fed"). "Fed watching" has become popular again now that the Fed has lowered the rate three times within the span of seven weeks. Each time the Fed reduced rates 25 basis points (0.25%), and at October 31, the rate was at 4.75%. This is the lowest Federal Funds rate since the end of 1994. Also interesting is the fact that two of the rate reductions were announced at the usual time (just after the Federal Reserve Open Market Committee met), but one announcement was made between formal committee meetings. This was generally viewed by many as a "statement" sent by the Federal Reserve to calm the financial markets. The markets responded favorably as stocks rallied and liquidity improved in the bond market. Money market funds, however, were reinvesting maturities at short-term rates considerably below where they were investing just two months ago. As a consequence, yields on money market funds have been falling, and should likely continue to fall over the near term.

While yields are falling, the Chicago Trust Money Market Fund continues to outperform its peers. For the quarter ended October 31, 1998, it beat its benchmark, the Donoghue's First Tier Index, by an average of 21 basis points (0.21%). Coincidentally, for the previous twelve months and year-to-date, the Fund beat its benchmark by .19% over each of these time periods. While downward pressure on short-term interest rates may encourage some funds to stretch for yield so that they can maintain a competitive advantage, this can only be accomplished by increasing risk. The risk profile of the Fund will not be compromised, and we continue to adhere to our strict credit review process. We will attempt to continue to provide solid yields in our high quality money market fund.


                      PORTFOLIO ALLOCATION BY MARKET SECTOR

[GRAPHIC]


Commercial Paper                       95%
GIC within Funding Agreement            4%
Cash and Other Net Assets               1%

ALLEGHANY FUNDS
MONTAG & CALDWELL GROWTH FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                Market
Shares                                                           Value
------                                                           -----
COMMON STOCKS - 96.59%
              BUSINESS SERVICES - 0.97%
     700,000  Manpower, Inc...........................       $ 16,887,500
                                                         ----------------
              CONSUMER NON-DURABLES - 16.71%
     825,000  Bestfoods...............................         44,962,500
   1,700,000  Gillette Co. ...........................         76,393,750
     700,000  Interpublic Group of Companies, Inc. ...         40,950,000
   1,489,300  Mattel, Inc. ...........................         53,428,638
     850,000  Procter & Gamble Co. ...................         75,543,750
                                                         ----------------
                                                              291,278,638
                                                         ----------------
              ELECTRICAL - 3.01%
     600,400  General Electric Co. ...................         52,535,000
                                                         ----------------
              ENTERTAINMENT AND LEISURE - 2.94%
   1,900,000  The Walt Disney Co. ....................         51,181,250
                                                         ----------------
              FINANCE - 6.22%
     600,000  American Express Co. ...................         53,025,000
     650,000  American International Group, Inc. .....         55,412,500
                                                         ----------------
                                                              108,437,500
                                                         ----------------
              FOOD AND BEVERAGE - 3.88%
   1,000,000  Coca-Cola Co. ..........................         67,625,000
                                                         ----------------
              HEALTH CARE SERVICES - 9.11%
   1,000,000  Johnson & Johnson ......................         81,500,000
     720,000  Pfizer, Inc.  ..........................         77,265,000
                                                         ----------------
                                                              158,765,000
                                                         ----------------
              LODGING - 2.17%
   1,406,400  Marriott International, Inc., Class A...         37,797,000
                                                         ----------------

              MEDICAL SUPPLIES - 3.41%
     914,300  Medtronic, Inc. ........................         59,429,500
                                                         ----------------
              OIL AND GAS EXTRACTION - 1.83%
     608,400  Schlumberger Limited ...................         31,941,000
                                                         ----------------
              PHARMACEUTICALS - 10.85%
     700,000  Bristol-Myers Squibb Co. ...............         77,393,750
     756,700  Eli Lilly & Co. ........................         61,245,406
     373,700  Merck & Co., Inc. ......................         50,542,925
                                                         ----------------
                                                              189,182,081
                                                         ----------------
              RESTAURANTS - 5.50%
     600,000  Cracker Barrel Old Country Store, Inc...      $  15,525,000
   1,200,000  McDonald's Corp. .......................         80,250,000
                                                         ----------------
                                                               95,775,000
                                                         ----------------
              RETAIL - 8.25%
     628,700  Costco Companies., Inc. * ..............         35,678,725
     850,000  Gap, Inc. ..............................         51,106,250
   1,308,400  Home Depot, Inc. .......................         56,915,400
                                                         ----------------
                                                              143,700,375
                                                         ----------------
              TECHNOLOGY - 18.81%
     950,000  Boston Scientific Corp. * ..............         51,715,625
     704,000  Cisco Systems, Inc. * ..................         44,352,000
     700,000  Electronic Arts, Inc. * ................         28,787,500
     950,000  Hewlett-Packard Co. ....................         57,178,125
     660,000  Intel Corp. ............................         58,863,750
     360,600  Microsoft Corp. * ......................         38,178,525
     850,000  Solectron Corp. * ......................         48,662,500
                                                         ----------------
                                                              327,738,025
                                                         ----------------

              TELECOMMUNICATIONS - 2.93%
     930,000  Tellabs, Inc. * ........................         51,150,000
                                                         ----------------
              TOTAL COMMON STOCKS ....................      1,683,422,869
              (Cost $1,427,074,634)                      ----------------

INVESTMENT COMPANIES - 4.17%
  68,158,260  Bankers Trust Institutional
              Cash Management Fund ...................         68,158,260
   4,467,844  Bankers Trust Institutional
              Treasury Money Fund.....................          4,467,844
                                                         ----------------

              TOTAL INVESTMENT COMPANIES..............         72,626,104
              (Cost $72,626,104)                         ----------------

TOTAL INVESTMENTS - 100.76%...........................      1,756,048,973
(Cost $1,499,700,738)**                                  ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (0.76%)....        (13,270,466)
                                                         ----------------
NET ASSETS - 100.00% .................................     $1,742,778,507
                                                         ----------------
                                                         ----------------

---------------------------------------
    *  Non-income producing security.
   **  Aggregate cost for Federal income tax purposes is $1,499,821,318.

       Gross unrealized appreciation            $    319,915,145
       Gross unrealized depreciation                 (63,687,490)
                                                -----------------
       Net unrealized appreciation              $    256,227,655
                                                -----------------
                                                -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                             Market
Shares                                                        Value
------                                                        -----
COMMON STOCKS - 94.22%
              BUSINESS SERVICES - 3.30%
     244,000  Paychex , Inc...........................      $  12,139,000
                                                         ----------------
              CAPITAL GOODS - 2.75%
     184,000  Pitney Bowes, Inc. .....................         10,131,500
                                                         ----------------
              CHEMICALS - 1.84%
     168,000  Praxair, Inc. ..........................          6,762,000
                                                         ----------------
              COMMERCIAL SERVICE - 2.07%
     255,000  Ecolab Inc. ............................          7,618,125
                                                         ----------------
              CONSUMER DURABLES - 7.13%
     191,000  Harley-Davidson, Inc. ..................          7,401,250
     167,000  Illinois Tool Works, Inc. ..............         10,708,875
     144,000  Johnson Controls, Inc. .................          8,100,000
                                                         ----------------
                                                               26,210,125
                                                         ----------------
              CONSUMER NON-DURABLES - 11.09%
     200,200  Cintas Corp. ...........................         10,710,700
     124,250  Lancaster Colony Corp. .................          3,727,500
     265,000  Mattel, Inc. ...........................          9,506,875
     170,100  Newell Co. .............................          7,484,400
     105,000  Procter & Gamble Co. ...................          9,331,875
                                                         ----------------
                                                               40,761,350
                                                         ----------------
              ELECTRICAL - 3.59%
     150,800  General Electric Co. ...................         13,195,000
                                                         ----------------
              FINANCE - 18.03%
     200,000  AFLAC Inc. .............................          7,625,000
     125,962  American International Group, Inc. .....         10,738,261
     133,000  Associates First Capital Corp., Class A           9,376,500
     216,600  Federal Home Loan Mortgage Corp. .......         12,454,500
     307,930  MBNA Corp. .............................          7,024,653
     221,200  Norwest Corp. ..........................          8,225,875
     226,000  Schwab (Charles) Corp. .................         10,833,875
                                                         ----------------
                                                               66,278,664
                                                         ----------------
              FOOD AND BEVERAGE - 3.87%
     528,000  Sysco Corp. ............................      $  14,223,000
                                                         ----------------
              HEALTH CARE SERVICES - 10.83%
     114,000  Cardinal Health, Inc. ..................         10,780,125
     554,062  Health Management
              Associates , Inc., Class A *............          9,869,229
     264,000  Omnicare, Inc. .........................          9,124,500
      93,600  Pfizer, Inc. ...........................         10,044,450
                                                         ----------------
                                                               39,818,304
                                                         ----------------
              OIL AND GAS EXTRACTION - 1.43%
     100,000  Schlumberger Limited....................          5,250,000
                                                         ----------------
              PHARMACEUTICALS - 2.97%
      80,700  Merck & Co., Inc. ......................         10,914,675
                                                         ----------------
              RETAIL - 4.83%
     102,000  Kohl's Corp. *..........................          4,876,875
     265,000  Walgreen Co. ...........................         12,902,187
                                                         ----------------
                                                               17,779,062
                                                         ----------------
              TECHNOLOGY - 16.41%
     144,400  Cisco Systems, Inc. *...................          9,097,200
     205,000  Computer Associates International, Inc.           8,071,875
     127,200  Computer Sciences Corp.*................          6,709,800
     203,300  EMC Corp. *.............................         13,087,438
     354,000  HBO & Co. ..............................          9,292,500
      64,800  Microsoft Corp. *.......................          6,860,700
     124,000  Sun Microsystems, Inc. *................          7,223,000
                                                         ----------------
                                                               60,342,513
                                                         ----------------

              TELECOMMUNICATIONS - 2.89%
     193,000  Tellabs, Inc. *.........................         10,615,000
                                                         ----------------

              UTILITY - 1.19%
     107,000  AES Corp. *.............................          4,380,313
                                                         ----------------

              TOTAL COMMON STOCKS.....................        346,418,631
              (Cost $222,034,138)                        ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

ALLEGHANY FUNDS
CHICAGO TRUST GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                             Market
Par Value                                                     Value
----------                                                   ------
REPURCHASE AGREEMENT - 5.81%
$ 21,355,000  Bank of America
              5.300%, dated 10/30/98 to be repurchased
              on 11/2/98 at $21,364,432
              (Collateralized by U.S. Treasury Note
              5.625% due 04/30/00);
              Total Par $20,820,000...................      $  21,355,000
                                                         ----------------
              TOTAL REPURCHASE AGREEMENT..............         21,355,000
              (Cost $21,355,000)                         ----------------

TOTAL INVESTMENTS - 100.03%...........................        367,773,631
(Cost $243,389,138)**                                    ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (0.03%)....           (107,189)
                                                         ----------------
NET ASSETS - 100.00%..................................      $ 367,666,442
                                                         ----------------
                                                         ----------------

----------------------------------------
    *  Non-income producing security.
   **  Aggregate cost for Federal income tax purposes is $243,389,138.

       Gross unrealized appreciation            $    130,730,412
       Gross unrealized depreciation                  (6,345,919)
                                                ----------------
       Net unrealized appreciation              $    124,384,493
                                                ----------------
                                                ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST TALON FUND
SCHEDULE OF INVESTMENTS - CONTINUED                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                  Market
Shares                                                             Value
------                                                             -----
COMMON STOCKS - 88.37%
              COMMERCIAL SERVICES - 0.92%
      50,000  Data Broadcasting Corp. *...............      $     209,375
                                                         ----------------
              CONSUMER DURABLE GOODS - 5.59%
      35,000  Corning Inc. ...........................          1,270,937
                                                         ----------------
              ELECTRICAL - 2.95%
      15,000  Thomas & Betts Corp. ...................            670,313
                                                         ----------------
              FINANCE - 15.06%
     125,000  Capital Trust, Class A *................            765,625
     137,200  Danielson Holdings Corp. *..............            540,225
      58,125  St. Paul Bancorp, Inc. .................          1,195,195
      30,000  Travelers Property Casualty Corp., Class A          920,625
                                                         ----------------
                                                                3,421,670
                                                         ----------------
              HEALTH CARE SERVICES - 9.45%
      25,000  Columbia\HCA Healthcare Corp. ..........            525,000
      25,000  HCR Manor Care, Inc. *..................            812,500
      29,000  Tenet Healthcare Corp. *................            810,188
                                                         ----------------
                                                                2,147,688
                                                         ----------------
              OIL AND GAS EXTRACTION - 4.09%
      39,000  Helmerich & Payne, Inc. ................            928,687
                                                         ----------------
              PHARMACEUTICALS - 13.48%
      34,000  Mylan Laboratories Inc. ................          1,170,875
      60,000  North American Vaccine, Inc. * .........            907,500
      25,000  Teva Pharmaceutical Industries Ltd., ADR            985,937
                                                         ----------------
                                                                3,064,312
                                                         ----------------
              PRINTING AND PUBLISHING - 6.07%
      32,000  R.R. Donnelley & Sons Co. ..............          1,380,000
                                                         ----------------
              REAL ESTATE - 3.28%
      31,000  Equity Office Properties Trust, REIT....            744,000
                                                         ----------------
              RESTAURANTS - 6.39%
      33,500  Starbucks Corp. *.......................          1,453,063
                                                         ----------------
              TECHNOLOGY - 15.92%
      57,000  Cerner Corp. *..........................          1,275,375
      40,000  Compaq Computer Corp. ..................          1,265,000
     200,000  Robotic Vision Systems, Inc. *..........            725,000
      10,000  Sterling Commerce, Inc. *...............            352,500
                                                         ----------------
                                                                3,617,875
                                                         ----------------
              TELECOMMUNICATIONS - 5.17%
       20,000 Tele-Communications, Inc.
               Liberty Media Group, Series A *........      $     761,250
       7,500  MCI Worldcom, Inc. *....................            414,375
                                                         ----------------
                                                                1,175,625
                                                         ----------------
              TOTAL COMMON STOCKS.....................         20,083,545
              (Cost $18,936,513)                         ----------------

PREFFERED STOCK - 2.08%
              TELECOMMUNICATIONS - 2.08%
      25,000  Loral Space & Communications Ltd. *.....            473,438
                                                         ----------------

              TOTAL PREFERRED STOCK...................            473,438
              (Cost $353,375)                            ----------------

Par Value
---------

U.S. GOVERNMENT OBLIGATIONS - 6.49%
              U.S. TREASURY BILLS - 6.49% (A)
$    500,000  5.171%, 02/11/99........................            494,120
   1,000,000  4.196%, 04/15/99........................            980,860
                                                         ----------------
                                                                1,474,980
                                                         ----------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS.......          1,474,980
              (Cost $1,474,344)                          ----------------

Shares
------

INVESTMENT COMPANY - 3.08%
     699,495  Bankers Trust Institutional
              Cash Management Fund....................            699,495
                                                         ----------------
              TOTAL INVESTMENT COMPANY................            699,495
              (Cost $699,495)                            ----------------

TOTAL INVESTMENTS - 100.02%...........................         22,731,458
(Cost $21,463,727)**                                     ----------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (0.02%)....            (3,766)
                                                         ----------------
NET ASSETS - 100.00%..................................      $  22,727,692
                                                         ----------------
                                                         ----------------

------------------------------------------
    *  Non-income producing security.
   **  Aggregate cost for Federal income tax purposes is $21,460,423.

       Gross unrealized appreciation    $    3,499,081
       Gross unrealized depreciation        (2,228,046)
                                        --------------
       Net unrealized appreciation      $    1,271,035
                                        --------------
                                        --------------

  (A)  Annualized yield at time of purchase.
  ADR  American Depositary Receipt
 REIT  Real Estate Investment Trust


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                   Market
Shares                                                              Value
------                                                              -----
COMMON STOCKS - 57.11%
              BUSINESS SERVICES - 2.04%
      90,000  Paychex, Inc. ..........................      $   4,477,500
                                                         ----------------
              CAPITAL GOODS - 1.88%
      75,000  Pitney Bowes, Inc. .....................          4,129,687
                                                         ----------------
              CHEMICALS - 1.01%
      55,000  Praxair, Inc. ..........................          2,213,750
                                                         ----------------
              COMMERCIAL SERVICES - 0.95%
      70,000  Ecolab Inc. ............................          2,091,250
                                                         ----------------
              CONSUMER DURABLES - 4.77%
      90,000  Harley-Davidson, Inc. ..................          3,487,500
      65,000  Illinois Tool Works, Inc. ..............          4,168,125
      50,000  Johnson Controls, Inc. .................          2,812,500
                                                         ----------------
                                                               10,468,125
                                                         ----------------
              CONSUMER NON-DURABLES - 6.84%
      85,000  Cintas Corp. ...........................          4,547,500
      60,000  Lancaster Colony Corp. .................          1,800,000
      60,000  Mattel, Inc. ...........................          2,152,500
      75,000  Newell Co. .............................          3,300,000
      36,000  Procter & Gamble Co. ...................          3,199,500
                                                         ----------------
                                                               14,999,500
                                                         ----------------
              ELECTRICAL - 2.19%
      55,000  General Electric Co. ...................          4,812,500
                                                         ----------------
              FINANCE - 11.69%
      80,000  AFLAC Inc. .............................          3,050,000
      52,500  American International Group, Inc. .....          4,475,625
      40,000  Associates First Capital Corp., Class A           2,820,000
      90,000  Federal Home Loan Mortgage Corp. .......          5,175,000
     112,500  MBNA Corp. .............................          2,566,406
     100,000  Norwest Corp. ..........................          3,718,750
      80,000  Schwab (Charles) Corp. .................          3,835,000
                                                         ----------------
                                                               25,640,781
                                                         ----------------

              FOOD AND BEVERAGE - 1.96%
     160,000  Sysco Corp. ............................          4,310,000
                                                         ----------------
              HEALTH CARE SERVICES - 6.75%
      35,000  Cardinal Health, Inc. ..................          3,309,687
     210,000  Health Management
              Associates, Inc., Class A *.............          3,740,625
     100,000  Omnicare, Inc. .........................          3,456,250
      40,000  Pfizer, Inc. ...........................          4,292,500
                                                         ----------------
                                                               14,799,062
                                                         ----------------
              OIL AND GAS EXTRACTION - 0.60%
      25,000  Schlumberger Limited....................      $   1,312,500
                                                         ----------------
              PHARMACEUTICALS - 1.85%
      30,000  Merck & Co., Inc. ......................          4,057,500
                                                         ----------------
              RETAIL - 3.31%
      50,000  Kohl's Corp. *..........................          2,390,625
     100,000  Walgreen Co.............................          4,868,750
                                                         ----------------
                                                                7,259,375
                                                         ----------------
              TECHNOLOGY - 9.33%
      60,000  Cisco Systems, Inc. *...................          3,780,000
      35,000  Computer Associates International, Inc.           1,378,125
      50,000  Computer Sciences Corp. ................          2,637,500
      70,000  EMC Corp. *.............................          4,506,250
     110,000  HBO & Co. ..............................          2,887,500
      25,000  Microsoft Corp. *.......................          2,646,875
      45,000  Sun Microsystems, Inc. *................          2,621,250
                                                         ----------------
                                                               20,457,500
                                                         ----------------

              TELECOMMUNICATIONS -1.38%
      55,000  Tellabs, Inc. *.........................          3,025,000
                                                         ----------------

              UTILITY - 0.56%
      30,000  AES Corp. *.............................          1,228,125
                                                         ----------------

              TOTAL COMMON STOCKS.....................        125,282,155
              (Cost $77,265,467)                         ----------------

Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -17.62%

              U.S. TREASURY NOTES - 5.63%
$    500,000   5.500%, 02/28/99.......................            501,715
   1,000,000   7.125%, 02/29/00.......................          1,035,680
   2,000,000   7.875%, 08/15/01.......................          2,182,860
   2,000,000   6.375%, 08/15/02.......................          2,136,900
   2,000,000   5.750%, 08/15/03.......................          2,120,520
   2,000,000   5.875%, 02/15/04.......................          2,140,520
   2,000,000   6.500%, 08/15/05.......................          2,233,960
                                                         ----------------
                                                               12,352,155
                                                         ----------------

              U.S. TREASURY BONDS - 1.61%
   1,500,000   7.125%, 02/15/23.......................          1,852,320
   1,500,000   6.250%, 08/15/23.......................          1,679,550
                                                         ----------------
                                                                3,531,870
                                                         ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                   Market
Par Value                                                           Value
---------                                                           -----
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 2.65%
$  1,500,000  5.750%, 07/15/03........................      $   1,559,220
       4,856  5.500%, 08/15/04, CMO...................              4,845
   1,000,000  5.850%, 02/21/06, Debenture.............          1,036,530
   1,000,000  6.500%, 09/15/07, CMO...................          1,029,720
     395,382  7.500%, 04/01/08, Debenture.............            405,882
     829,327  6.500%, 06/01/09........................            842,281
   1,000,000  6.000%, 12/15/23, CMO...................            933,610
                                                         ----------------
                                                                5,812,088
                                                         ----------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 4.10%
   2,000,000  5.625%, 03/15/01........................          2,044,500
     691,745  6.900%, 12/25/03, CMO...................            706,161
   1,273,647  7.000%, 01/01/13........................          1,299,909
     906,389  7.000%, 03/01/13........................            925,079
   1,671,420  6.000%, 08/01/13........................          1,678,724
     578,608  7.000%, 07/25/17, CMO...................             33,582
     322,232  9.000%, 05/01/25........................            339,552
     695,632  6.500%, 02/01/28........................            701,281
   1,248,487  6.500%, 09/01/28........................          1,258,625
                                                         ----------------
                                                                8,987,413
                                                         ----------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 3.63%
     377,591  7.000%, 06/15/08........................            387,736
     538,165  8.000%, 03/15/17........................            558,513
     695,655  8.000%, 06/15/17........................            721,957
   1,416,907  7.000%, 09/15/23........................          1,451,876
     917,299  7.000%, 10/15/23........................            939,937
     682,323  7.000%, 10/15/23........................            699,163
   1,319,371  6.500%, 03/15/26........................          1,335,032
     414,524  7.500%, 06/15/27........................            427,088
     915,231  6.500%, 08/15/27........................            926,672
     498,758  7.500%, 07/15/28........................            513,876
                                                         ----------------
                                                                7,961,850
                                                         ----------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS..................         38,645,376
              (Cost $36,998,686)                         ----------------


CORPORATE NOTES AND BONDS - 13.67%

              CABLE TELEVISION - 0.37%
     700,000  Continental Cablevision, Debenture
              9.500%, 08/01/13........................            815,500
                                                         ----------------
              ENERGY - 1.48%
$  1,700,000  Ashland, Inc., Senior Notes
              6.625%, 02/15/08........................      $   1,748,875
     850,000  Thermo Electron Corp.
              4.250%, 01/01/03 (A)....................            748,000
     750,000  Williams Co., Inc.
              5.950%, 02/15/00 (A)....................            754,688
                                                         ----------------
                                                                3,251,563
                                                         ----------------
              FINANCE - 6.17%
   1,250,000  Advanta Corp., MTN
              7.000%, 05/01/01........................          1,100,000
     750,000  Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07........................            747,188
   1,000,000  Continental Corp. Notes
              7.250%, 03/01/03........................          1,021,250
   1,250,000  Goldman Sachs Group LP, MTN
              6.250%, 02/01/03 (A)....................          1,257,813
   1,500,000  Heller Financial, Inc.
              5.625%, 03/15/00........................          1,501,875
   1,600,000  HSBC America Capital II
              8.380%, 05/15/27 (A)....................          1,498,000
   1,000,000  Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05........................          1,107,500
   1,000,000  Leucadia National Corp.
              Senior Subordinated Notes
              7.875%, 10/15/06........................          1,040,000
   1,500,000  Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A)....................          1,537,500
     600,000  Arcadia Financial Ltd.
              11.500%, 03/15/07.......................            402,000
   1,000,000  Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A)....................          1,158,750
   1,000,000  Prudential Insurance Co. of America
              8.300%, 07/01/25 (A)....................          1,167,500
                                                         ----------------
                                                               13,539,376
                                                         ----------------

              FOOD AND BEVERAGE - 0.46%
   1,000,000  Nabisco, Inc.
              6.700%, 06/15/02........................          1,015,000
                                                         ----------------

              HEALTH CARE SERVICES - 0.99%
   1,250,000  HealthSouth Corp., Senior Notes
              6.875%, 06/15/05........................          1,267,188
   1,100,000  Hospital Corp. of America, Debenture
              8.123%, 06/01/00 (B)....................            908,875
                                                         ----------------
                                                                2,176,063
                                                         ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                   Market
Par Value                                                           Value
---------                                                           -----
              PRINTING AND PUBLISHING - 0.48%
$  1,000,000  News America Holdings Inc.,
              Senior Debenture
              7.750%, 02/01/24........................      $   1,042,500
                                                         ----------------

              RETAIL - 0.45%
   1,000,000  Kmart Corp., Debenture
              7.950%, 02/01/23........................            991,250
                                                         ----------------

              TELECOMMUNICATIONS - 0.59%
   1,250,000  Worldcom, Inc.
              6.950%, 08/15/28........................          1,287,500
                                                         ----------------

              TRANSPORTATION - 0.21%
     413,123  Delta Air Lines Equipment Trust,
              Series 1992-A,
              8.540%, 01/02/07........................            452,969
                                                         ----------------

              UTILITIES - 2.47%
   1,000,000  CalEnergy Co., Inc.
              7.630%, 10/15/07........................          1,041,250
   1,000,000  Gulf States Utilities, First Mortgage,
              Series A
              8.250%, 04/01/04........................          1,132,500
   1,000,000  Long Island Lighting Co., Debenture
              9.000%, 11/01/22........................          1,190,000
   1,000,000  Niagara Mohawk Power Corp.,
              First Mortgage
              7.625%, 10/01/05........................          1,033,750
   1,000,000  Philadelphia Electric Co.,
              First Mortgage
              5.625%, 11/01/01........................          1,018,750
                                                         ----------------
                                                                5,416,250
                                                         ----------------

              TOTAL CORPORATE NOTES AND BONDS.........         29,987,971
              (Cost $29,269,440)                         ----------------


YANKEE BONDS - 3.30%
   1,750,000  Chilgener S.A. Yankee (Chile)
              6.500%, 01/15/06........................          1,413,125
   1,500,000  DR Investment Corp.
              7.450%, 05/15/07 (A)....................          1,657,500
     775,000  LG-Caltex Oil Corp.
              7.500%, 07/15/07 (A)....................            530,038
      25,000  Petroliam Nasional Berhad
              7.125%, 10/18/06 (A)....................             17,469
     825,000  Petroliam Nasional Berhad
              7.625%, 10/15/26 (A)....................            453,750
     786,253  Province of Mendoza
              Collateral Oil Royalty Note
              10.000%, 07/25/02 (A)...................            785,742

YANKEEBONDS (CONTINUED)
$  1,250,000  Skandinaviska Enskilda,
              Subordinated Notes
              6.625%, 03/29/49 (A)....................      $   1,257,813
   1,250,000  SB Treasury Co. LLC
              9.400%, 12/29/49 (A)....................          1,125,000
                                                         ----------------

              TOTAL YANKEE BONDS......................          7,240,437
              (Cost $7,632,540)                          ----------------


GOVERNMENT TRUST CERTIFICATE - 0.54%
   1,127,762  Israel Collateral Trust, Class 1-C
              9.250%, 11/15/01........................          1,181,330
                                                         ----------------

              TOTAL GOVERNMENT TRUST CERTIFICATE......          1,181,330
              (Cost $1,202,264)                          ----------------


ASSET-BACKED SECURITIES - 2.04%
   1,400,000  Chemical Master Credit Card Trust I
              Series 1996-1, Class A
              5.550%, 09/15/03........................          1,417,598
   1,000,000  Citibank Credit Card Master Trust I
              Series 1997-3, Class A
              6.839%, 02/10/04........................          1,029,180
   2,000,000  DVI Receivables Corp.
              Series 1998-1, Class A2
              6.035%, 04/10/06 (A)....................          2,026,875
                                                         ----------------

              TOTAL ASSET-BACKED SECURITIES...........          4,473,653
              (Cost $4,373,536)                          ----------------

CMO/NON-AGENCY MORTGAGE SECURITIES - 1.44%
   1,000,000  BA Mortgage Securities, CMO,
              REMIC Series 1997-1, Class A4
              7.350%, 07/25/26........................          1,009,531
   1,500,000  GE Capital Mortgage Services, Inc., CMO, REMIC
              Series 1998-9, Class A15
              6.500%, 06/25/28........................          1,506,563
     600,000  Midland Realty Acceptance Corp., CMO
              Series 1996-C001, Class A2
              7.475%, 08/25/28........................            642,563
                                                         ----------------

              TOTAL CMO/NON-AGENCY
                MORTAGAGE SECURITIES..................          3,158,657
              (Cost $3,111,219)                          ----------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BALANCED FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                   Market
Par Value                                                           Value
------                                                              -----
REPURCHASE AGREEMENT - 3.40%
$  7,454,000  Bank of America
              5.300%, dated 10/30/98 to be
              repurchased on 11/2/98 at $7,457,292
              (Collateralized by U.S. Treasury Note
              5.625% due 04/30/00);
              Total Par $7,270,000
              ........................................      $   7,454,000
                                                         ----------------

              TOTAL REPURCHASE AGREEMENT..............          7,454,000
              (Cost $7,454,000)                          ----------------


TOTAL INVESTMENTS - 99.12%............................        217,423,579
(Cost $167,307,152)**                                    ----------------

NET OTHER ASSETS AND LIABILITIES - 0.88%..............          1,937,963
                                                         ----------------
NET ASSETS - 100.00%..................................      $ 219,361,542
                                                         ----------------
                                                         ----------------

----------------------------------------------
     * Non-income producing security.
    ** Aggregate cost for Federal income tax purposes is $167,334,448.

       Gross unrealized appreciation            $    52,629,077
       Gross unrealized depreciation                 (2,539,946)
                                                ---------------
       Net unrealized appreciation              $    50,089,131
                                                ---------------
                                                ---------------

   (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, these securities amounted to $15,976,438 or 7.28% of net assets.
   (B) Annualized yield at time of purchase
       CMO Collateralized Mortgage Obligation
   MTN Medium Term Note
  REIT Real Estate Investment Trust
 REMIC Real Estate Mortgage Investment Conduit


PORTFOLIO COMPOSITION (Moody's Ratings)
Common Stocks                                  58%
Repurchase Agreement                            3%
U.S. Government Obligations                     7%
U.S. Government Agency Obligations             10%
Government Trust Certificate                    1%
Corporate Notes and Bonds:
Aaa                                             3%
A                                               5%
Baa                                             8%
Ba                                              3%
B                                               1%
NR                                              1%
                                             -----
                                              100%
                                             -----
                                             -----

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS                                     OCTOBER 31, 1998
----------------------------------------------------------------------------

                                                          Market
Shares                                                    Value
------                                                   --------
COMMON STOCKS - 65.12%

              BUSINESS SERVICES - 0.78%
      51,500  Manpower, Inc.........................   $ 1,242,437
                                                       ------------

              CONSUMER NON-DURABLES - 11.67%
      55,000  Bestfoods.............................     2,997,500
     100,000  Gillette Co. .........................     4,493,750
      43,000  Interpublic Group of Companies, Inc...     2,515,500
     100,000  Mattel, Inc...........................     3,587,500
      55,000  Procter & Gamble Co...................     4,888,125
                                                       ------------
                                                        18,482,375
                                                       ------------

              ELECTRICAL - 2.32%
      42,000  General Electric Co...................     3,675,000
                                                       ------------

              ENTERTAINMENT AND LEISURE - 1.96%
     115,000  The Walt Disney Co....................     3,097,812
                                                       ------------

              FINANCE - 4.38%
      40,000  American Express Co...................     3,535,000
      40,000  American International Group, Inc.....     3,410,000
                                                       ------------
                                                         6,945,000
                                                       ------------

              FOOD AND BEVERAGE - 2.49%
      58,300  Coca-Cola Co..........................     3,942,537
                                                       ------------

              HEALTH CARE SERVICES - 6.30%
      61,800  Johnson & Johnson.....................     5,036,700
      46,000  Pfizer, Inc...........................     4,936,375
                                                       ------------
                                                         9,973,075
                                                       ------------

              LODGING - 1.40%
      82,500  Marriott International, Inc., Class A.     2,217,187
                                                       ------------

              MEDICAL SUPPLIES - 2.02%
      49,400  Medtronic, Inc........................     3,211,000
                                                       ------------

              OIL AND GAS EXTRACTION - 1.27%
      38,300  Schlumberger Limited..................     2,010,750
                                                       ------------

              PHARMACEUTICALS - 6.77%
      37,600  Bristol-Myers Squibb Co...............     4,157,150
      43,300  Eli Lilly & Co........................     3,504,594
      22,600  Merck & Co., Inc......................     3,056,650
                                                       ------------
                                                        10,718,394
                                                       ------------

              RESTAURANTS - 3.80%
      51,400  Cracker Barrel Old Country Store, Inc.   $ 1,329,975
      70,000  McDonald's Corp.......................     4,681,250
                                                       ------------
                                                         6,011,225
                                                       ------------

              RETAIL - 5.46%
      35,900  Costco Companies, Inc.*...............     2,037,325
      50,000  Gap, Inc..............................     3,006,250
      82,700  Home Depot, Inc.......................     3,597,450
                                                       ------------
                                                         8,641,025
                                                       ------------

              TECHNOLOGY - 12.42%
      52,000  Boston Scientific Corp.*..............     2,830,750
      41,000  Cisco Systems, Inc.*..................     2,583,000
      44,000  Electronic Arts, Inc.*................     1,809,500
      60,000  Hewlett-Packard Co....................     3,611,250
      41,200  Intel Corp............................     3,674,525
      21,000  Microsoft Corp.*......................     2,223,375
      51,400  Solectron Corp.*......................     2,942,650
                                                       ------------
                                                        19,675,050
                                                       ------------

              TELECOMMUNICATIONS - 2.08%
      60,000  Tellabs, Inc. *.......................     3,300,000
                                                       ------------

              TOTAL COMMON STOCKS...................   103,142,867
              (Cost $87,847,141)                       ------------


Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.58%

              U.S. TREASURY NOTES - 10.90%
$  2,000,000  6.250%, 04/30/01......................     2,091,300
   2,500,000  6.625%, 04/30/02......................     2,679,175
   3,000,000  5.750%, 08/15/03......................     3,180,780
   1,750,000  7.875%, 11/15/04......................     2,056,058
   3,500,000  6.500%, 10/15/06......................     3,928,610
   3,000,000  6.250%, 02/15/07......................     3,326,670
                                                       ------------
                                                        17,262,593
                                                       ------------

              U.S. TREASURY BONDS - 4.67%
   2,500,000  7.250%, 05/15/16......................     3,042,450
   2,000,000  8.000%, 11/15/21......................     2,680,680
   1,500,000  6.250%, 08/15/23......................     1,679,550
                                                       ------------
                                                         7,402,680
                                                       ------------

              FEDERAL HOME LOAN BANK - 0.98%
     500,000  6.940%, 02/12/04......................       502,705
   1,000,000  5.890%, 06/30/08......................     1,043,310
                                                       ------------
                                                         1,546,015
                                                       ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                         OCTOBER 31, 1998
----------------------------------------------------------------------------

                                                          Market
Par Value                                                 Value
---------                                                --------
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 2.81%
$    750,000  6.400%, 12/13/06, Debenture...........   $    806,850
   1,750,000  6.700%, 01/05/07, Global Bond.........      1,915,515
     600,000  7.500%, 03/15/07, CMO, Class J........        650,502
     175,000  6.000%, 04/15/08, CMO, Class K........        176,192
     500,000  6.500%, 07/15/20, CMO, Class F........        503,350
     400,000  6.500%, 11/15/20, CMO, Class H........        405,380
                                                       ------------
                                                          4,457,789
                                                       ------------

              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 3.22%
   2,500,000  6.250%, 03/20/00......................      2,554,175
     500,000  7.070%, 03/08/11, MTN.................        501,740
   2,000,000  7.250%, 01/17/21,
              CMO, REMIC............................      2,043,520
                                                       ------------
                                                          5,099,435
                                                       ------------

              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.00% (A)
       2,193  8.500%, 06/15/01......................          2,293
       2,008  9.000%, 09/15/08......................          2,140
                                                       ------------
                                                              4,433
                                                       ------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS................     35,772,945
              (Cost $34,054,609)                       ------------


CORPORATE NOTES AND BONDS - 9.25%

              CONSUMER NON-DURABLES - 2.98%
   2,000,000  NIKE, Inc.
              6.375%, 12/01/03......................      2,120,000
   2,500,000  Warner Lambert Co.
              5.750%, 01/15/03......................      2,590,625
                                                       ------------
                                                          4,710,625
                                                       ------------

              FINANCE - 4.26%
$  1,500,000  American Express Co., Senior Notes
              6.750%, 06/23/04......................   $  1,614,375
      55,000  American General Finance, MTN
              7.200%, 07/08/99......................         55,802
   2,500,000  Citicorp, Subordinated Notes
              7.125%, 05/15/06......................      2,575,000
   1,000,000  Household Finance Corp.
              7.250%, 05/15/06......................      1,056,250
   1,350,000  Household Finance Corp., MTN
              7.300%, 07/30/12......................      1,451,250
                                                       ------------
                                                          6,752,677
                                                       ------------

              RETAIL - 1.68%
     500,000  Penney (J.C.) & Co., Debenture
              9.750%, 06/15/21......................        560,000
   2,000,000  Sears Roebuck Acceptance Corp.
              6.700%, 11/15/06......................      2,100,000
                                                       ------------
                                                          2,660,000
                                                       ------------

              SECURITY AND COMMODITY BROKERS - 0.33%
     500,000  Salomon, Inc.
              7.300%, 05/15/02......................        528,750
                                                       ------------

              TOTAL CORPORATE NOTES AND BONDS.......     14,652,052
              (Cost $14,168,500)                       ------------


ASSET-BACKED SECURITY - 1.14%
   1,750,000  First USA Credit Card Master Trust
              Series 1997-6, Class A
              6.420%, 03/17/05......................      1,810,095
                                                       ------------

              TOTAL ASSET-BACKED SECURITY .........       1,810,095
              (Cost $1,789,716)                        ------------




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
MONTAG & CALDWELL BALANCED FUND
SCHEDULE OF INVESTMENTS - CONTINUED                          OCTOBER 31, 1998
-----------------------------------------------------------------------------

                                                          Market
Par Value                                                 Value
---------                                                 --------
INVESTMENT COMPANIES - 1.33%
   2,104,220  Bankers Trust Institutional
              Cash Management Fund..................   $  2,104,220
       3,475  Bankers Trust Institutional
              Treasury Money Fund...................          3,475
                                                       ------------

              TOTAL INVESTMENT COMPANIES............      2,107,695
              (Cost $2,107,695)                        ------------

TOTAL INVESTMENTS - 99.42%..........................    157,485,654
(Cost $139,967,661)**                                  ------------
NET OTHER ASSETS AND LIABILITIES - 0.58%............        912,694
                                                       ------------

NET ASSETS - 100.00%................................   $158,398,348
                                                       ------------
                                                       ------------

----------
*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is $140,338,149.


     Gross unrealized appreciation..................   $ 20,706,589
     Gross unrealized depreciation..................     (3,559,084)
                                                      -------------
     Net unrealized appreciation....................   $ 17,147,505
                                                      -------------
                                                      -------------


    (A) Amount represents less than 0.1%
   CMO  Collateralized Mortgage Obligation
   MTN  Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit


PORTFOLIO COMPOSITION (Moody's Ratings)
---------------------
Common Stocks ..............................   65%
U.S. Government Obligations ................   16%
U.S. Government Agency Obligations .........    7%
Investment Companies .......................    1%
Corporate Notes and Bonds:
Aaa ........................................    1%
Aa .........................................    2%
A ..........................................    8%
                                             -----
                                              100%
                                             -----
                                             -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS                                     OCTOBER 31, 1998
----------------------------------------------------------------------------

                                                              Market
Par Value                                                      Value
---------                                                     --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 51.43%

              U.S. TREASURY NOTES - 20.70%
$  3,500,000  5.500%, 02/28/99 .....................       $  3,512,005
   3,500,000  7.125%, 02/29/00 .....................          3,624,880
   2,500,000  7.875%, 08/15/01 .....................          2,728,575
   2,500,000  6.250%, 10/31/01 .....................          2,632,725
   5,000,000  6.375%, 08/15/02 .....................          5,342,250
   5,500,000  5.750%, 08/15/03 .....................          5,831,430
   5,500,000  7.250%, 05/15/04 .....................          6,248,055
   3,000,000  6.125%, 08/15/07 .....................          3,313,620
                                                            ------------
                                                             33,233,540
                                                            ------------

              U.S. TREASURY BONDS - 7.13%
   2,000,000  7.500%, 05/15/02 .....................          2,202,260
   2,500,000  7.125%, 02/15/23 .....................          3,087,200
   5,500,000  6.250%, 08/15/23 .....................          6,158,350
                                                            ------------
                                                             11,447,810
                                                            ------------

              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 8.61%
   2,500,000  5.750%, 07/15/03 .....................          2,598,700
   2,500,000  5.850%, 02/21/06 .....................          2,591,325
   1,000,000  6.500%, 09/15/07, CMO ................          1,029,720
     500,000  5.750%, 01/15/08, CMO ................            497,860
     395,382  7.500%, 04/01/08 .....................            405,883
   1,500,000  6.000%, 03/15/09, CMO ................          1,553,700
   1,105,769  6.500%, 06/01/09 .....................          1,123,042
   1,414,408  6.500%, 01/01/11 .....................          1,436,501
   1,266,730  6.500%, 11/01/11 .....................          1,286,517
   1,400,000  6.000%, 12/15/23, CMO ................          1,307,054
                                                            ------------
                                                             13,830,302


              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 8.95%
   2,500,000  5.625%, 03/15/01 .....................          2,555,625
     922,327  6.900%, 12/25/03, CMO ................            941,548
   1,203,262  7.000%, 05/01/12 .....................          1,228,073
   2,122,745  7.000%, 01/01/13 .....................          2,166,515
   1,359,584  7.000%, 03/01/13 .....................          1,387,619
   2,556,289  6.000%, 08/01/13 .....................          2,567,460
     515,571  9.000%, 05/01/25 .....................            543,283
     958,414  6.500%, 02/01/26 .....................            966,197
   1,997,579  6.500%, 09/01/28 .....................          2,013,799
                                                            ------------
                                                             14,370,119
                                                            ------------


              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 6.04%
$    695,655  8.000%, 06/15/17 .....................       $    721,958
   1,194,065  7.000%, 10/15/23 .....................          1,223,535
   1,223,065  7.000%, 10/15/23 .....................          1,253,250
   1,319,371  6.500%, 03/15/26 .....................          1,335,032
   1,340,946  7.000%, 06/15/27 .....................          1,374,886
   1,159,208  7.000%, 08/20/27 .....................          1,182,751
   1,259,890  6.500%, 09/20/27 .....................          1,269,339
   1,296,771  7.500%, 07/15/28 .....................          1,336,076
                                                            ------------
                                                              9,696,827
                                                            ------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS ...............         82,578,598
              (Cost $79,937,459)                            ------------


CORPORATE NOTES AND BONDS - 27.66%

              CABLE TELEVISION - 1.09%
   1,500,000  Continental Cablevision, Debenture
              9.500%, 08/01/13 .....................          1,747,500
                                                            ------------

              ENERGY - 2.81%
   2,000,000  Ashland, Inc.
              6.625%, 02/15/08 .....................          2,057,500
   1,350,000  Thermo Electron Corp.
              4.250%, 01/01/03 (A) .................          1,188,000
   1,250,000  Williams Co., Inc.
              5.950%, 02/15/00 (A) .................          1,257,813
                                                            ------------
                                                              4,503,313
                                                            ------------

              FINANCE - 10.91%
   2,000,000  Advanta Corp., MTN
              7.000%, 05/01/01 .....................          1,760,000
   2,000,000  Chelsea GCA Realty Partnership, REIT
              7.250%, 10/21/07 .....................          1,992,500
   1,500,000  Continental Corp. Notes
              7.250%, 03/01/03 .....................          1,531,875
     500,000  Goldman Sachs Group LP
              6.250%, 02/01/03 (A) .................            503,125
   2,200,000  HSBC America Capital II
              8.380%, 05/15/27 (A) .................          2,059,750



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                           OCTOBER 31, 1998
------------------------------------------------------------------------------

                                                              Market
Par Value                                                      Value
---------                                                     --------
              FINANCE - (CONTINUED)
 $ 1,750,000  Heller Financial, Inc.
              5.625%, 03/15/00 .....................       $  1,752,188
   1,000,000  Leucadia National Corp.
              Senior Subordinated Notes
              8.250%, 06/15/05 .....................          1,107,500
   2,000,000  Metropolitan Life Insurance Co.
              6.300%, 11/01/03 (A) .................          2,050,000
   1,000,000  Arcadia Financial Ltd.
              11.500%, 03/15/07 ....................            670,000
   1,520,000  Pacific Mutual Life Insurance Co.
              7.900%, 12/30/23 (A) .................          1,761,300
   2,000,000  Prudential Insurance Co. of America
              8.300%, 07/01/25 (A) .................          2,335,000
                                                            ------------
                                                             17,523,238
                                                            ------------

              FOOD AND BEVERAGE - 1.59%
   2,500,000  Nabisco, Inc.
              6.850%, 06/15/05 .....................          2,550,000
                                                            ------------

              HEALTHCARE SERVICES - 1.91%
   1,300,000  Columbia Healthcare
              6.125%, 12/15/00 .....................          1,285,375
   1,750,000  HealthSouth Corp.
              6.875%, 06/15/05 .....................          1,774,063
                                                            ------------
                                                              3,059,438
                                                            ------------

              PRINTING AND PUBLISHING - 0.97%
   1,500,000  News America Holdings
              7.750%, 01/20/24 .....................          1,558,125
                                                            ------------

              RETAIL - 0.93%
   1,500,000  Kmart Corp., Debenture
              7.950%, 02/01/23 .....................          1,486,875
                                                            ------------

              TELECOMMUNICATIONS - 1.28%
   2,000,000  MCI Worldcom, Inc.
              6.950%, 08/15/28 .....................          2,060,000
                                                            ------------

              TRANSPORTATION - 0.42%
     413,123  Delta Air Lines, Inc.
              Equipment Trust Series 1992A
              8.540%, 01/02/07 .....................            452,969
     196,670  Delta Air Lines, Inc.
              9.375%, 09/11/07 .....................            222,187
                                                            ------------
                                                                675,156
                                                            ------------
              UTILITIES - 5.75%
 $ 1,825,000  Calenergy Co., Inc.
              7.630%, 10/15/07 .....................       $  1,900,281
   2,000,000  Gulf States Utilities, First Mortgage,
              Series A
              8.250%, 04/01/04 .....................          2,265,000
   1,250,000  Long Island Lighting Co., Debenture
              9.000%, 11/01/22 .....................          1,487,500
   1,500,000  Niagara Mohawk Power, First Mortgage
              7.625%, 10/01/05 .....................          1,550,625
   2,000,000  Philadelphia Electric Co., First Mortgage
              5.625%, 11/01/01 .....................          2,037,500
                                                            ------------
                                                              9,240,906
                                                            ------------

              TOTAL CORPORATE NOTES AND BONDS.......         44,404,551
              (Cost $42,526,570)                            ------------


YANKEE BONDS - 7.01%
   2,250,000  Chilgener S.A. Yankee (Chile)
              6.500%, 01/15/06 .....................          1,816,875
   2,500,000  DR Investment Corp.
              7.450%, 05/15/07 (A) .................          2,762,500
   1,150,000  LG-Caltex Oil Corp.
              7.500%, 07/15/07 (A) .................            786,507
   1,200,000  Petroliam Nasional Berhad
              7.625%, 10/15/26 (A) .................            660,000
   1,416,255  Province of Mendoza
              Collateral Oil Royalty Note
              10.000%, 07/25/02 (A) ................          1,415,335
   2,000,000  Skandinaviska Enskilda, Subordinated Notes
              6.625%, 03/29/49 (A) .................          2,012,500
   2,000,000  SB Treasury Co., LLC
              9.400%, 12/29/49 (A) .................          1,800,000
                                                            ------------

              TOTAL YANKEE BONDS ...................         11,253,717
              (Cost $12,520,939)                            ------------


ASSET-BACKED SECURITIES - 3.32%
   2,500,000  Chemical Master Credit Card Trust I
              Series 1996-1, Class A
              5.550%, 09/15/03 .....................          2,531,425
     750,000  Citibank Master Credit Card Trust I
              Series 1997-3, Class A
              6.839%, 02/10/04 .....................            771,885
   2,000,000  DVI Receivables Corp., Series 1998-1
              Class A2
              6.035%, 04/10/06 (A) .................          2,026,875
                                                            ------------

              TOTAL ASSET-BACKED SECURITIES ........          5,330,185
              (Cost $5,193,115)                             ------------




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                          OCTOBER 31, 1998
-----------------------------------------------------------------------------

                                                               Market
Par Value                                                      Value
---------                                                     --------
CMO/NON-AGENCY MORTGAGE SECURITIES - 2.62%
$  1,750,000  BA Mortgage Securities, CMO, REMIC
              Series 1997-1, Class A4
              7.350%, 07/25/26 .....................         $ 1,766,680
   1,500,000  GE Capital Mortgage Services, Inc., CMO,
              REMIC
              Series 1998-9, Class A15
              6.500%, 06/25/28 .......................         1,506,563
     875,000  Midland Realty Acceptance Corp., CMO
              Series 1996-C001, Class A2
              7.475%, 08/25/28........................           937,070
                                                            ------------

              TOTAL CMO/NON-AGENCY
                MORTAGAGE SECURITIES .................         4,210,313
              (Cost $4,137,988)                              ------------



REPURCHASE AGREEMENT - 6.07%

   9,753,000  Bank of America
              5.300%, dated 10/30/98 to be repurchased
              on 11/02/98 at $9,757,308
              (Collateralized by U.S. Treasury Note
              6.625%, due 04/30/02;
              Total Par $9,000,000) ..................        9,753,000
                                                            ------------

              TOTAL REPURCHASE AGREEMENT .............        9,753,000
              (Cost $9,753,000)                             ------------


TOTAL INVESTMENTS - 98.11% ...........................      157,530,364
(Cost $154,069,071)*                                        ------------

NET OTHER ASSETS AND LIABILITIES - 1.89% .............        3,030,856
                                                            ------------
NET ASSETS - 100.00% .................................     $160,561,220
                                                            ------------
                                                            ------------


----------
*    Aggregage cost for Federal tax purposes is $154,069,071.

       Gross unrealized appreciation .........  $    4,854,926
       Gross unrealized depreciation .........      (1,393,633)
                                                ---------------
       Net unrealized appreciation ...........  $    3,461,293
                                                ---------------
                                                ---------------


(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from regisrtation, to qualified institutional buyers. At October 31, 1998, these securities amounted to $22,618,705 or 14.09% of net assets.

 CMO  Collateralized Mortgage Obligation
 MTN  Medium Term Note
REIT  Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit


PORTFOLIO COMPOSITION (Moody's Ratings)
---------------------
Repurchase Agreement ......................     6%
U.S. Government Obligations ...............    28%
U.S. Government Agency Obligations ........    23%
Corporate Notes and Bonds:
Aaa .......................................     6%
A .........................................     8%
Baa .......................................    18%
Ba ........................................     6%
B .........................................     3%
NR ........................................     2%
                                             -----
                                              100%
                                             -----
                                             -----



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS                                    OCTOBER 31, 1998
---------------------------------------------------------------------------

                                                               Market
Par Value                                                      Value
---------                                                     --------
MUNICIPAL SECURITIES - 99.63%

              ALASKA - 2.21%
   $ 280,000  Anchorage, Alaska, G.O.
              5.000%, 07/01/13 .....................        $   291,987
                                                            ------------

              ARIZONA - 5.34%
     450,000  Salt River Project Electric System
              Revenue Refunding, Series A
              5.500%, 01/01/05 .....................            488,219
     200,000  Tucson, Arizona Water Revenue
              5.400%, 07/01/05 .....................            216,786
                                                            ------------
                                                                705,005
                                                            ------------

              CALIFORNIA - 2.04%
     250,000  California State
              5.250%, 10/01/10 .....................            269,687
                                                            ------------

              FLORIDA - 4.11%
     265,000  Dade County, Florida State
              School District, G.O.
              5.000%, 07/15/02
              Insured: MBIA ........................            277,429
     250,000  Hillsborough County, Florida, G.O.
              5.000%, 07/01/11
              Insured: MBIA ........................            265,060
                                                            ------------
                                                                542,489
                                                            ------------

              GEORGIA - 3.97%
     250,000 State of Georgia, Series A, G.O.
              6.100%, 03/01/05 .....................            280,823
     200,000 State of Georgia, Series D, G.O.
              6.700%, 08/01/09 .....................            243,762
                                                            ------------
                                                                524,585
                                                            ------------

              ILLINOIS - 1.92%
     250,000  Cook County, Illinois, Series A, G.O.
              5.000%, 11/15/15
              Insured: FGIC ........................            253,043
                                                            ------------

              MICHIGAN - 6.57%
     300,000  Clarkston Community Schools
              5.000%, 05/01/06
              Insured: AMBAC .......................            318,381
     250,000  Michigan State Trunk Line, Series A
              5.500%, 11/01/16 .....................            270,777
     260,000  Utica Community Schools
              5.375%, 05/01/04
              Insured: FGIC ........................            278,762
                                                            ------------
                                                                867,920
                                                            ------------

              MINNESOTA - 5.44%
$    200,000  Shakopee Independent
              School District, G.O.
              4.500%, 02/01/06 .....................        $  206,294
     245,000  Minneapolis & St. Paul Housing
              Finance Board Revenue
              5.050%, 11/01/07 .....................           255,106
     250,000  Minneapolis & St. Paul Metropolitan
              Airport Revenue, Series B
              5.250%, 01/01/15
              Insured: AMBAC .......................           257,115
                                                            ------------
                                                               718,515
                                                            ------------

              NEBRASKA - 3.75%
     250,000  American Public Energy Agency
              Revenue, Series C
              4.300%, 03/01/11
              Insured: AMBAC .......................           242,595
     250,000  Nebraska Public Power District
              Revenue, Series A
              5.000%, 01/01/15
              Insured: MBIA ........................           253,510
                                                            ------------
                                                               496,105
                                                            ------------

              NEVADA - 3.00%
     350,000  Clark County, Nevada School District, G.O.
              6.400%, 06/15/06
              Insured: FGIC ........................           396,127
                                                            ------------

              NEW HAMPSHIRE - 1.91%
     250,000  New Hampshire State Housing Finance
              Authority Single Family Revenue, Series B
              4.850%, 07/01/08 .....................           252,310
                                                            ------------

              NEW JERSEY - 2.74%
     350,000  State of New Jersey Transportation
              Trust Fund Revenue, Series A
              Escrowed to Maturity
              5.200%, 12/15/00
              Insured: AMBAC .......................           362,627
                                                            ------------

              NEW YORK - 7.85%
     250,000  Municipal Assistance Corporation
              4.500%, 07/01/01 .....................           255,763
     250,000  New York City Municipal Water Finance
              Authority Revenue, Series A
              5.000%, 06/15/27 .....................           245,320
     250,000  New York City Transitional Finance
              Authority Revenue
              5.500%, 08/15/08 .....................           273,955
     250,000  New York State Dormitory Authority
              Revenue, Series C
              5.100%, 05/15/03 .....................           262,320
                                                            ------------
                                                             1,037,358
                                                            ------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                         OCTOBER 31, 1998
----------------------------------------------------------------------------

                                                               Market
Par Value                                                      Value
---------                                                     --------
              OHIO - 3.60%
$    250,000  Ohio State Highway Capital
              Improvement Series C, G.O.
              5.000%, 05/01/07 .....................        $ 267,962
     200,000  Ohio State Public Facilities Commission
              (Higher Education), Series II-A
              5.200%, 05/01/01
              Insured: AMBAC .......................          207,812
                                                            ------------
                                                              475,774
                                                            ------------

              OKLAHOMA - 2.74%
     350,000  Tulsa, Oklahoma Metropolitan Utilities
              Authority Revenue
              5.500%, 07/01/00 .....................          361,785
                                                            ------------

              OREGON - 2.05%
     250,000  Portland, Oregon Series A, G.O.
              7.000%, 06/01/01 .....................          271,387
                                                            ------------

              PENNSYLVANIA - 1.66%
     215,000  Pennsylvania Housing Finance Agency
              Single Family Mortgage, Series 47
              5.000%, 10/01/09 .....................          218,797
                                                            ------------

              PUERTO RICO - 3.39%
     400,000  Commonwealth of Puerto Rico
              Series A, G.O.
              6.500%, 07/01/03
              Insured: MBIA ........................          447,508
                                                            ------------

              TEXAS - 14.22%
     245,000  Denton Independent School District
              Refunding, G.O.
              5.000%, 02/15/12 .....................          257,515
     200,000  Humble Independent School District
              Refunding, G.O.
              5.500%, 02/15/10 .....................          220,242
     280,000  Lubbock Independent School District
              Refunding, G.O.
              5.000%, 02/15/09 .....................          296,982
     200,000  Round Rock Independent School District
              Refunding, G.O.
              4.700%, 08/01/09 .....................          206,386
     210,000  Tarrant County Health Facilities
              Development Corp.
              Health System Revenue, Series A
              5.500%, 02/15/05
              Insured: MBIA ........................          226,325

              TEXAS (CONTINUED)
$    200,000  Texas State Public Finance Authority
              Series A, G.O.
              5.600%, 10/01/02 .....................        $ 214,077
     450,000  Texas State Water
              Development Board, G.O.
              Escrowed to Maturity
              5.000%, 08/01/99 .....................          456,962
                                                            ------------
                                                            1,878,489
                                                            ------------

              UTAH - 6.86%
     300,000  Intermountain Power Agency
              Power Supply Revenue
              6.250%, 07/01/07
              Insured: FSA .........................          345,813
     350,000  Tooele County, Utah Hazardous Waste
              Treatment Revenue
              5.700%, 11/01/26 .....................          349,367
     200,000  Utah State Building Ownership Authority
              Lease Revenue, Series A
              5.125%, 05/15/03 .....................          210,997
                                                           ------------
                                                              906,177
                                                           ------------

              VIRGINIA - 5.96%
     250,000  Henrico County, Virginia
              Industrial Redevelopment
              Authority Revenue
              5.300%, 12/01/11 .....................         263,420
     250,000  Virginia State Housing Development
              Authority Commonwealth Mortgage
              Series H
              4.750%, 07/01/07 .....................         253,892
     250,000  Virginia State Public School
              Authority Revenue
              5.500%, 08/01/03 .....................         270,095
                                                           ------------
                                                             787,407
                                                           ------------

              WASHINGTON - 3.92%
     475,000  King County, Washington, Series A, G.O.
              5.800%, 01/01/04 .....................         517,437
                                                           ------------

              WISCONSIN - 4.38%
     300,000  Wisconsin Housing & Economic Development
              Authority Home Ownership Revenue
              Series A
              5.375%, 09/01/17 .....................         305,904
     250,000  State of Wisconsin, Series A, G.O.
              5.750%, 05/01/04 .....................         272,900
                                                          ------------
                                                             578,804
                                                          ------------

              TOTAL MUNICIPAL SECURITIES ...........      13,161,323
              (Cost $12,666,172)                         -------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED                         OCTOBER 31, 1998
----------------------------------------------------------------------------

                                                             Market
Par Value                                                    Value
---------                                                   --------
INVESTMENT COMPANIES - 1.54%
      17,819  Goldman Sachs Tax Exempt Fund ........      $   17,819
     185,126  Provident Money Market ...............         185,126
                                                          ------------
              TOTAL INVESTMENT COMPANIES ...........         202,945
              (Cost $202,945)                             ------------


TOTAL INVESTMENTS - 101.17% ........................      13,364,268
(Cost $12,869,117)*                                      -------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (1.17%) .        (154,360)
                                                         -------------
NET ASSETS - 100.00% ...............................     $13,209,908
                                                         -------------
                                                         -------------


----------
*    Aggregage cost for Federal tax purposes is $12,869,117.

       Gross unrealized appreciation ......     $    501,066
       Gross unrealized depreciation ......           (5,915)
                                                --------------
       Net unrealized appreciation ........     $    495,151
                                                --------------
                                                --------------

  AMBAC  American Municipal Board Assurance Corp.
   FGIC  Federal Guaranty Insurance Corp.
    FSA  Fund Services Associates
   G.O.  General Obligation
   MBIA  Municipal Bond Insurance Association


PORTFOLIO COMPOSITION (Moody's Ratings)
---------------------
Investment Companies ..................         1%
Corporate Notes and Bonds:
Aaa ...................................        50%
Aa ....................................        37%
A .....................................         5%
Baa ...................................         5%
NR ....................................         2%
                                             -----
                                              100%
                                             -----
                                             -----


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED                         OCTOBER 31, 1998
----------------------------------------------------------------------------


                                                   Amortized
Par Value                                            Cost
---------                                            ----
COMMERCIAL PAPER - 95.48%

$  5,300,000  Toyota Motor Credit Corp.
              5.532%, 11/02/98 (A)..........    $   5,299,193
   8,500,000  GTE Corp.
              5.352%, 11/03/98 (A)..........        8,497,483
   2,400,000  Baxter International, Inc.
              5.591%, 11/04/98 (A)..........        2,398,890
   5,000,000  Duke Capital Corp.
              5.325%, 11/04/98 (A)..........        4,997,783
   5,000,000  Commercial Credit Co.
              5.404%, 11/05/98..............        5,000,000
   4,310,000  GTE Corp.
              5.344%, 11/05/98 (A)..........        4,307,452
   3,000,000  AON Corp.
              5.466%, 11/06/98 (A)..........        2,997,738
   7,000,000  Toys `R' Us, Inc.
              5.163%, 11/06/98 (A)..........        6,994,993
   4,000,000  AON Corp.
              5.571%, 11/09/98 (A)..........        3,995,084
  11,000,000  AVCO Financial Sevices, Inc.
              5.548%, 11/10/98..............       11,000,000
   9,000,000  CIT Group Holdings
              5.519%, 11/12/98..............        9,000,000
   6,500,000  Hertz Corp.
              5.286%, 11/13/98 (A)..........        6,488,603
   5,000,000  Baxter International, Inc.
              5.315%, 11/16/98 (A)..........        4,988,958
   5,100,000  Sears Roebuck Acceptance Corp.
              5.316%, 11/16/98..............        5,100,000
   6,000,000  Chrysler Financial Corp.
              5.398%, 11/17/98 (A)..........        5,985,733
   2,500,000  Sears Roebuck Acceptance Corp.
              5.194%, 11/17/98..............        2,500,000
   3,500,000  Heller Financial, Inc.
              5.549%, 11/18/98..............        3,500,000
   8,000,000  Prudential Funding Corp.
              5.450%, 11/18/98..............        8,000,000
   4,000,000  AON Corp.
              5.272%, 11/19/98 (A)..........        3,989,500
   5,000,000  General Electric Capital Corp.
              5.578%, 11/19/98..............        5,000,000
   2,000,000  Sears Roebuck Acceptance Corp.
              5.502%, 11/19/98..............        2,000,000
   6,000,000  Duke Capital Corp.
              5.593%, 11/20/98 (A)..........        5,982,520
   4,000,000  Texaco, Inc.
              5.458%, 11/20/98..............        4,000,000
   5,600,000  Transamerica Finance Group
              5.581%, 11/23/98 (A)..........        5,581,178
  14,000,000  American Home Products Corp.
              5.464%, 11/24/98 (A)..........       13,951,521
   5,000,000  American General Finance
              5.130%, 11/25/98..............        5,000,000

COMMERCIAL PAPER - (CONTINUED)

$  6,000,000  Chrysler Financial Corp.
              5.583%, 11/30/98 (A)..........    $   5,973,417
   4,000,000  General Electric Capital Corp.
              5.266%, 12/01/98..............        4,000,000
   5,800,000  Heller Financial, Inc.
              5.617%, 12/02/98..............        5,800,000
   4,000,000  Associates First Capital Corp.
              5.277%, 12/03/98..............        4,000,000
   4,000,000  Toys `R' Us, Inc.
              5.239%, 12/04/98 (A)..........        3,980,933
   4,000,000  Norwest Financial, Inc.
              5.261%, 12/07/98..............        4,000,000
   4,000,000  General Electric Capital Corp.
              5.272%, 12/08/98..............        4,000,000
   4,000,000  Associates First Capital Corp.
              5.282%, 12/09/98..............        4,000,000
   5,000,000  Prudential Funding Corp.
              5.095%, 12/09/98..............        5,000,000
   4,000,000  International Lease Finance Corp.
              5.244%, 12/10/98 (A)..........        3,977,467
   5,000,000  American General Finance
              5.106%, 12/11/98..............        5,000,000
   4,000,000  Household Finance Corp.
              5.250%, 12/11/98..............        4,000,000
   5,000,000  Norwest Financial, Inc.
              5.163%, 12/14/98..............        5,000,000
   5,000,000  American Express Credit Corp.
              5.085%, 12/15/98..............        5,000,000
   7,400,000  General Motors Acceptance Corp.
              5.112%, 01/04/99..............        7,400,000
   6,000,000  Baxter International, Inc.
              5.313%, 01/05/99 (A)..........        5,943,125
   4,300,000  Hertz Corp.
              5.148%, 01/07/99 (A)..........        4,259,266
   3,280,000  International Lease Finance Corp.
              5.390%, 01/08/99 (A)..........        3,247,164
   7,700,000  Toyota Motor Credit Corp.
              5.110%, 01/08/99 (A)..........        7,626,551
   9,000,000  Household Finance Corp.
              5.113%, 01/13/99..............        9,000,000
   7,000,000  General Motors Acceptance Corp.
              5.104%, 01/14/99..............        7,000,000
   4,400,000  Heller Financial, Inc.
              5.316%, 01/15/99..............        4,400,000
   3,600,000  Hertz Corp.
              5.144%, 01/19/99 (A)..........        3,559,868
   6,000,000  International Lease Finance Corp.
              5.076%, 01/22/99 (A)..........        5,931,530
                                                  -----------
              TOTAL COMMERCIAL PAPER              268,655,950
              (Cost $268,655,950)                 -----------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
CHICAGO TRUST MONEY MARKET FUND
SCHEDULE OF INVESTMENTS - CONTINUED                         OCTOBER 31, 1998
----------------------------------------------------------------------------


                                                        Amortized
Par Value                                                 Cost
---------                                                 ----
GIC WITHIN FUNDING AGREEMENT - 3.55%
$ 10,000,000  Allstate Life Funding Agreement GIC
              5.757%, 12/01/98...................     $  10,000,000
                                                      -------------
              TOTAL GIC WITHIN
              FUNDING AGREEMENT..................        10,000,000
              (Cost $10,000,000)                      -------------


REPURCHASE AGREEMENT - 1.15%
   3,236,000  First Chicago
              5.200%, dated 10/30/98 to be repurchased
              on 11/02/98 at $3,237,402
              (Collateralized by U.S. Treasury Bill
              4.000%, due 10/14/99)
              Total Par $3,435,000..................      3,236,000
                                                      -------------
              TOTAL REPURCHASE AGREEMENT............      3,236,000
              (Cost $3,236,000)                       -------------



TOTAL INVESTMENTS - 100.18%.........................    281,891,950
(Cost $281,891,950)*                                  -------------

LIABILITIES NET OF CASH AND OTHER ASSETS - (0.18%)..      (502,656)
                                                      -------------
NET ASSETS - 100.00%                                  $281,389,294
                                                      -------------
                                                      -------------


----------
(A)  Annualized yield at time of purchase
* At October 31, 1998, cost is identical for book and Federal income tax purposes.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

ALLEGHANY FUNDS
STATEMENT OF ASSETS AND LIABILITIES                         OCTOBER 31, 1998
----------------------------------------------------------------------------


                                                                         CHICAGO TRUST
                                                    MONTAG & CALDWELL   GROWTH & INCOME      CHICAGO TRUST      CHICAGO TRUST
                                                       GROWTH FUND           FUND             TALON FUND         BALANCED FUND
                                                   ------------------ ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Investments at cost.........................  $    1,499,700,738  $     222,034,138  $       21,463,727  $     159,853,152
     Repurchase agreements.......................                  --         21,355,000                  --          7,454,000
     Net unrealized appreciation.................         256,348,235        124,384,493           1,267,731         50,116,427
                                                   ------------------ ------------------  ------------------  ------------------
     Total investments at value..................       1,756,048,973        367,773,631          22,731,458        217,423,579
   Cash..........................................                  --             33,107                  --                 --
   Receivables:
     Dividends and interest......................           1,260,078            113,725              13,365          1,224,485
     Fund shares sold............................           4,223,821            200,767              42,271            117,155
     Investments sold............................                  --                 --                  --          1,073,465
     Due from Advisor, net.......................                  --                 --                  --                 --
   Deferred organization costs...................               3,338                577               2,944              2,634
   Other assets..................................              36,191             35,860                  86                559
                                                   ------------------ ------------------  ------------------  ------------------
       Total assets..............................       1,761,572,401        368,157,667          22,790,124        219,841,877
                                                   ------------------ ------------------  ------------------  ------------------

LIABILITIES:
   Payables:
     Bank overdraft..............................              63,164                 --                  10              2,400
     Dividend distribution ......................                  --                 --                  --                 --
     Investments purchased.......................          16,556,586                 --                  --                 --
     Fund shares redeemed........................             983,007            160,645                  88            115,467
     Due to Advisor, net.........................             793,778            200,937              10,525            124,534
     Distribution fee............................                  --             60,189              29,878            180,676
     Trustees fee................................               3,616              1,454                 911              1,221
   Accrued expenses and other payables...........             393,743             68,000              21,020             56,037
                                                   ------------------ ------------------  ------------------  ------------------
       Total liabilities.........................          18,793,894            491,225              62,432            480,335
                                                   ------------------ ------------------  ------------------  ------------------

NET ASSETS.......................................  $    1,742,778,507  $     367,666,442  $       22,727,692  $     219,361,542
                                                   ------------------ ------------------  ------------------  ------------------
                                                   ------------------ ------------------  ------------------  ------------------

NET ASSETS CONSIST OF:
   Capital paid-in...............................  $    1,422,549,988  $     220,003,494  $       21,765,149  $     155,556,778
   Accumulated undistributed (distribution
     in excess of) net investment income (loss)..                  --                 --               3,805            693,191
   Accumulated net realized gain (loss)
     on investments..............................          63,880,284         23,278,455            (308,993)        12,995,146
   Net unrealized appreciation
     on investments..............................         256,348,235        124,384,493           1,267,731         50,116,427
                                                   ------------------ ------------------  ------------------  ------------------
TOTAL NET ASSETS.................................  $    1,742,778,507  $     367,666,442  $       22,727,692  $     219,361,542
                                                   ------------------ ------------------  ------------------  ------------------
                                                   ------------------ ------------------  ------------------  ------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING........          65,621,107         15,946,790           1,726,652         18,230,280

NET ASSET VALUE
   Offering and redemption price per share
   (Net Assets/Shares Outstanding)...............                  (A) $           23.06  $            13.16  $           12.03
                                                   ------------------ ------------------  ------------------  ------------------
                                                   ------------------ ------------------  ------------------  ------------------


----------
(A)  Montag & Caldwell Growth Fund Class N (Retail):
     Net Asset Value, offering price and redemption price per share (Based on net assets of $1,004,355,405 and 37,909,987 shares issued and outstanding) $26.49

     Montag & Caldwell Growth Fund Class I (Institutional):
     Net Asset Value, offering price and redemption price per share (Based on net assets of $738,423,102 and 27,711,120 shares issued and outstanding) $26.65


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                            CHICAGO TRUST         CHICAGO TRUST
              MONTAG & CALDWELL       CHICAGO TRUST        MUNICIPAL BOND         MONEY MARKET
                BALANCED FUND           BOND FUND               FUND                  FUND
              ------------------    ------------------    ------------------    ------------------
              $     139,967,661     $     144,316,071     $      12,869,117     $     278,655,950
                             --             9,753,000                    --             3,236,000
                     17,517,993             3,461,293               495,151                    --
              ------------------    ------------------    ------------------    ------------------
                    157,485,654           157,530,364            13,364,268           281,891,950
                            531                    --                   504                 1,015

                      1,056,695             2,182,183               204,791               613,221
                        192,364               201,533                    --                98,504
                             --             1,073,465                    --                    --
                             --                    --                 7,051                    --
                          3,337                   577                   577                   577
                            260                   381                    37                   754
              ------------------    ------------------    ------------------    ------------------
                    158,738,841           160,988,503            13,577,228           282,606,021
              ------------------    ------------------    ------------------    ------------------



                             --                 3,403                    --                    --
                             --                    --                    --             1,065,122
                             --                    --               298,499                    --
                        200,606               143,379                    --                20,126
                         80,549                54,171                    --                94,551
                             --               199,836                52,462                    --
                          1,124                 1,128                   896                 1,318
                         58,214                25,366                15,463                35,610
              ------------------    ------------------    ------------------    ------------------
                        340,493               427,283               367,320             1,216,727
              ------------------    ------------------    ------------------    ------------------

              $     158,398,348     $     160,561,220     $      13,209,908     $     281,389,294
              ------------------    ------------------    ------------------    ------------------
              ------------------    ------------------    ------------------    ------------------


              $     131,995,888     $     155,978,487     $      12,722,879     $     281,389,294

                        351,445               412,661                26,603                    --

                      8,533,022               708,779               (34,725)                   --

                     17,517,993             3,461,293               495,151                    --
              ------------------    ------------------    ------------------    ------------------
              $     158,398,348     $     160,561,220     $      13,209,908     $     281,389,294
              ------------------    ------------------    ------------------    ------------------
              ------------------    ------------------    ------------------    ------------------

                      8,997,568            15,636,666             1,274,844           281,389,294


              $           17.60     $           10.27     $           10.36     $            1.00
              ------------------    ------------------    ------------------    ------------------
              ------------------    ------------------    ------------------    ------------------


ALLEGHANY FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------


                                                                        CHICAGO TRUST
                                                   MONTAG & CALDWELL   GROWTH & INCOME      CHICAGO TRUST      CHICAGO TRUST
                                                      GROWTH FUND           FUND             TALON FUND         BALANCED FUND
                                                  -----------------  ------------------  ------------------  ------------------
 INVESTMENT INCOME:
   Dividends...................................   $       9,082,746   $       2,460,911  $          178,745  $          979,385
   Interest....................................           2,602,662             757,761             316,698           6,034,686
                                                  -----------------  ------------------  ------------------  ------------------
     Total investment income...................          11,685,408           3,218,672             495,443           7,014,071
                                                  -----------------  ------------------  ------------------  ------------------

 EXPENSES:
   Investment advisory fees....................           9,438,160           2,312,832             224,933           1,453,465
   Distribution expenses.......................           1,942,143             826,012              70,291             519,095
   Transfer agent fees.........................             336,495              89,857              37,304              22,245
   Administration fees.........................             741,210             191,695              18,106             131,063
   Registration expenses.......................             311,084              29,781              15,326              18,569
   Custodian fees..............................              23,727              19,795              12,594              22,983
   Professional fees...........................              72,728              27,943              17,009              24,340
   Amortization of organization costs..........               3,332               4,997               3,333               1,402
   Reports to shareowner expense...............              53,172              15,357               1,247               9,714
   Trustees fees...............................               6,663               4,501               3,958               4,268
   Other expenses..............................             178,798              43,349               5,642              36,403
                                                  -----------------  ------------------  ------------------  ------------------
     Total expenses............................          13,107,512           3,566,119             409,743           2,243,547
                                                  -----------------  ------------------  ------------------  ------------------
     Expenses waived/reimbursed................                  --                  --             (43,706)                 --
                                                  -----------------  ------------------  ------------------  ------------------
     Net expenses..............................          13,107,512           3,566,119             366,037           2,243,547
                                                  -----------------  ------------------  ------------------  ------------------
 NET INVESTMENT INCOME (LOSS)..................          (1,422,104)           (347,447)            129,406           4,770,524
                                                  -----------------  ------------------  ------------------  ------------------

 NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS :
   Net realized gain (loss) on investments
     (including a net realized (loss) on option
     transactions of ($96,126) in the Talon Fund)        63,978,484          23,413,427            (152,152)         13,005,184
   Net change in unrealized appreciation
     (depreciation) on investments.............         109,207,399          47,348,240          (2,860,775)         16,518,248
                                                  -----------------  ------------------  ------------------  ------------------

   NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS................         173,185,883          70,761,667          (3,012,927)         29,523,432
                                                  -----------------  ------------------  ------------------  ------------------

 NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS......................   $     171,763,779   $      70,414,220  $       (2,883,521) $       34,293,956
                                                  -----------------  ------------------  ------------------  ------------------
                                                  -----------------  ------------------  ------------------  ------------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                            CHICAGO TRUST         CHICAGO TRUST
              MONTAG & CALDWELL       CHICAGO TRUST        MUNICIPAL BOND         MONEY MARKET
                BALANCED FUND           BOND FUND               FUND                  FUND
             ------------------    ------------------    ------------------    ------------------
              $         578,855     $              --     $              --     $              --
                      3,119,261             9,088,167               606,663            14,477,508
             ------------------    ------------------    ------------------    ------------------
                      3,698,116             9,088,167               606,663            14,477,508
             ------------------    ------------------    ------------------    ------------------


                        971,351               740,845                78,556             1,026,684
                        323,784               336,748                19,294                    --
                         33,951                24,946                19,247                34,677
                         80,312                87,388                12,164               148,930
                         36,201                26,149                15,116                28,724
                         19,054                21,980                10,770                21,898
                         21,522                21,935                17,624                27,124
                          3,332                 4,997                 4,997                 4,997
                          6,324                 6,816                   621                13,176
                          4,171                 4,175                 3,943                 4,365
                         30,554                18,256                 2,430                31,000
             ------------------    ------------------    ------------------    ------------------
                      1,530,556             1,294,235               184,762             1,341,575
             ------------------    ------------------    ------------------    ------------------
                             --              (217,546)             (138,689)              (24,492)
             ------------------    ------------------    ------------------    ------------------
                      1,530,556             1,076,689                46,073             1,317,083
             ------------------    ------------------    ------------------    ------------------
                      2,167,560             8,011,478               560,590            13,160,425
             ------------------    ------------------    ------------------    ------------------


                      8,565,876               720,844                56,385                    --

                      5,973,930               629,065               175,662                    --
             ------------------    ------------------    ------------------    ------------------


                     14,539,806             1,349,909               232,047                    --
             ------------------    ------------------    ------------------    ------------------


              $      16,707,366     $       9,361,387     $         792,637     $      13,160,425
             ------------------    ------------------    ------------------    ------------------
             ------------------    ------------------    ------------------    ------------------


ALLEGHANY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                 MONTAG & CALDWELL                      CHICAGO TRUST
                                                                    GROWTH FUND                     GROWTH & INCOME FUND
                                                        ---------------------------------     ---------------------------------
                                                              YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                              1998              1997               1998              1997
                                                        ----------------  ---------------     ---------------  ----------------
NET ASSETS AT BEGINNING OF PERIOD                       $    748,418,166  $   218,649,895     $   274,607,907  $    205,133,317
                                                        ----------------  ---------------     ---------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                               (1,422,104)      (1,327,085)           (347,447)        1,018,470
   Net realized gain (loss) on investments sold
     and purchased options transactions                       63,978,484        8,570,687          23,413,427        19,177,699
   Net change in unrealized appreciation (depreciation)
     on investments and assets
     and liabilities in purchased options                    109,207,399      114,427,550          47,348,240        33,416,450
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets
     from operations                                         171,763,779      121,671,152          70,414,220        53,612,619
                                                        ----------------  ---------------     ---------------  ----------------
DISTRIBUTIONS TO SHAREOWNERS:
   From and in excess of net investment income:
     Retail Class                                                      --              --             (23,963)       (1,152,026)
     Institutional Class                                               --         (26,630)                 --                --
   From realized gain on investments:
     Retail Class                                             (4,750,066)      (1,466,613)        (19,283,609)       (4,334,020)
     Institutional Class                                      (2,772,360)        (412,803)                 --                --
   Return of Capital                                                  --               --             (30,652)               --
                                                        ----------------  ---------------     ---------------  ----------------

     Total distributions                                      (7,522,426)      (1,906,046)        (19,338,224)       (5,486,046)
                                                        ----------------  ---------------     ---------------  ----------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares:
     Retail Class                                            735,037,158      339,687,434          84,420,291        50,803,893
     Institutional Class                                     510,661,778      228,296,239                  --                --
   Issued to shareowners in reinvestment of distributions:
     Retail Class                                              4,476,035        1,404,998          19,000,003         5,404,887
     Institutional Class                                       2,260,596          396,515                  --                --
   Cost of shares repurchased:
     Retail Class                                           (318,089,688)    (115,055,486)        (61,437,755)      (34,860,763)
     Institutional Class                                    (104,226,891)     (44,726,535)                 --                --
                                                        ----------------  ---------------     ---------------  ----------------
       Net increase from capital
        share transactions                                   830,118,988      410,003,165          41,982,539        21,348,017
                                                        ----------------  ---------------     ---------------  ----------------
       Total increase (decrease) in net assets               994,360,341      529,768,271          93,058,535        69,474,590
                                                        ----------------  ---------------     ---------------  ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)          $  1,742,778,507  $   748,418,166     $   367,666,442  $    274,607,907
                                                        ----------------  ---------------     ---------------  ----------------
                                                        ----------------  ---------------     ---------------  ----------------


(A) Undistributed net investment income                 $             --  $            --     $            --  $             --
                                                        ----------------  ---------------     ---------------  ----------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Retail Class:
     Sold                                                     28,902,833       16,692,907           3,911,120         2,806,114
     Issued to shareowner in reinvestment
       of distributions                                          198,582           79,785           1,006,991           326,567
     Repurchased                                             (12,333,539)      (5,364,133)         (2,888,977)       (1,902,988)
   Institutional Class:
     Sold                                                     19,881,332       10,833,116                  --                --
     Issued to shareowner in reinvestment
       of distributions                                           99,938           22,316                  --                --
     Repurchased                                              (4,087,111)      (2,106,489)                 --                --
                                                        ----------------  ---------------     ---------------  ----------------
       Net increase in shares outstanding                     32,662,035       20,157,502           2,029,134         1,229,693
                                                        ----------------  ---------------     ---------------  ----------------
                                                        ----------------  ---------------     ---------------  ----------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


               CHICAGO TRUST                         CHICAGO TRUST
                TALON FUND                           BALANCED FUND
     ---------------------------------    ---------------------------------
          YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
           1998             1997                1998             1997
     ---------------  ----------------    ----------------  ---------------
     $    28,459,583  $     17,417,675    $    187,993,337  $   156,703,443
     ---------------  ----------------    ----------------  ---------------


             129,406           162,715           4,770,524        4,843,563

            (152,152)        4,497,850          13,005,184       11,378,927


          (2,860,775)        1,618,377          16,518,248       15,462,457
     ---------------  ----------------    ----------------  ---------------

          (2,883,521)        6,278,942          34,293,956       31,684,947
     ---------------  ----------------    ----------------  ---------------


            (163,813)         (134,407)         (4,710,584)      (4,764,936)
                  --                --                  --               --

          (4,653,292)       (1,458,660)        (11,401,639)      (2,253,139)
                  --                --                  --               --
                  --                --                  --               --
     ---------------  ----------------    ----------------  ---------------

          (4,817,105)       (1,593,067)        (16,112,223)      (7,018,075)
     ---------------  ----------------    ----------------  ---------------


           6,908,329         6,345,104          36,882,800       28,395,564
                  --                --                  --               --

           4,757,368         1,577,255          16,106,383        7,017,789
                  --                --                  --               --

          (9,696,962)       (1,566,326)        (39,802,711)     (28,790,331)
                  --                --                  --               --
     ---------------  ----------------    ----------------  ---------------

           1,968,735         6,356,033          13,186,472        6,623,022
     ---------------  ----------------    ----------------  ---------------
          (5,731,891)       11,041,908          31,368,205       31,289,894
     ---------------  ----------------    ----------------  ---------------
     $    22,727,692  $     28,459,583    $    219,361,542  $   187,993,337
     ---------------  ----------------    ----------------  ---------------
     ---------------  ----------------    ----------------  ---------------

     $         3,805  $         37,253    $        693,191  $       624,636
     ---------------  ----------------    ----------------  ---------------



             451,934           397,032           3,317,900        2,757,711

             318,839           107,919           1,398,337          699,716
            (661,255)          (97,875)         (3,485,565)      (2,774,505)

                  --                --                  --               --

                  --                --                  --               --
                  --                --                  --               --
     ---------------  ----------------    ----------------  ---------------
             109,518           407,076           1,230,672          682,922
     ---------------  ----------------    ----------------  ---------------
     ---------------  ----------------    ----------------  ---------------


ALLEGHANY FUNDS
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)              OCTOBER 31, 1998
--------------------------------------------------------------------------------


                                                                 MONTAG & CALDWELL                      CHICAGO TRUST
                                                                   BALANCED FUND                          BOND FUND
                                                        ---------------------------------     ---------------------------------
                                                              YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                              1998              1997               1998              1997
                                                        ----------------  ---------------     ---------------  ----------------
NET ASSETS AT BEGINNING OF PERIOD.................      $     82,719,053  $    31,472,671     $   120,532,177  $     79,210,728
                                                        ----------------  ---------------     ---------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income..........................             2,167,560          952,704           8,011,478         6,243,541
   Net realized gain (loss) on investments sold...             8,565,876        2,102,297             720,844           (36,729)
   Net change in unrealized appreciation
     of investments...............................             5,973,930        7,581,239             629,065         2,754,254
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase in net assets
     from operations..............................            16,707,366       10,636,240           9,361,387         8,961,066
                                                        ----------------  ---------------     ---------------  ----------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
   Net investment income..........................            (2,001,366)        (837,377)         (8,038,190)       (6,043,358)
   Net realized gain on investments...............            (2,095,351)      (2,702,590)                 --           (16,748)
                                                        ----------------  ---------------     ---------------  ----------------

     Total distributions..........................            (4,096,717)      (3,539,967)         (8,038,190)       (6,060,106)
                                                        ----------------  ---------------     ---------------  ----------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares..............           101,273,482       58,631,470          75,297,016        46,817,358
   Issued to shareowners in
     reinvestment of distributions................             3,950,066        3,490,623           6,689,047         4,797,389
   Cost of shares repurchased.....................           (42,154,902)     (17,971,984)        (43,280,217)      (13,194,258)
                                                        ----------------  ---------------     ---------------  ----------------
       Net increase from
        capital share transactions................            63,068,646       44,150,109          38,705,846        38,420,489
                                                        ----------------  ---------------     ---------------  ----------------
       Total increase in net assets...............            75,679,295       51,246,382          40,029,043        41,321,449
                                                        ----------------  ---------------     ---------------  ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)....      $    158,398,348  $    82,719,053     $   160,561,220  $    120,532,177
                                                        ----------------  ---------------     ---------------  ----------------
                                                        ----------------  ---------------     ---------------  ----------------

(A) Undistributed net investment income...........      $        351,445  $       185,563     $       412,661  $        452,597
                                                        ----------------  ---------------     ---------------  ----------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
     Sold.........................................             6,029,088        3,939,135           7,333,221         4,734,805
     Issued to shareholders in reinvestment
       of distributions...........................               244,553          255,726             656,919           485,679
     Repurchased..................................            (2,443,871)      (1,229,194)         (4,247,776)       (1,334,065)
                                                        ----------------  ---------------     ---------------  ----------------
       Net increase in shares outstanding.........             3,829,770        2,965,667           3,742,364         3,886,419
                                                        ----------------  ---------------     ---------------  ----------------
                                                        ----------------  ---------------     ---------------  ----------------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


               CHICAGO TRUST                         CHICAGO TRUST
            MUNICIPAL BOND FUND                    MONEY MARKET FUND
     ---------------------------------    ---------------------------------
          Years Ended October 31,               Years Ended October 31,
           1998             1997                1998             1997
     ---------------  ----------------    ----------------  ---------------
     $    12,379,208  $     11,186,162    $    238,551,474  $   226,535,616
     ---------------  ----------------    ----------------  ---------------


             560,590           430,579          13,160,425       12,701,010
              56,385             6,147                  --               --

             175,662           140,720                  --               --
     ---------------  ----------------    ----------------  ---------------

             792,637           577,446          13,160,425       12,701,010
     ---------------  ----------------    ----------------  ---------------

            (561,443)         (426,993)        (13,160,425)     (12,701,010)
                  --                --                  --               --
     ---------------  ----------------    ----------------  ---------------

            (561,443)         (426,993)        (13,160,425)     (12,701,010)
     ---------------  ----------------    ----------------  ---------------


          10,749,139         1,375,126         720,702,583      569,551,234

              42,390            21,748             816,231          434,377
         (10,192,023)         (354,281)       (678,680,994)    (557,969,753)
     ---------------  ----------------    ----------------  ---------------

             599,506         1,042,593          42,837,820       12,015,858
     ---------------  ----------------    ----------------  ---------------
             830,700         1,193,046          42,837,820       12,015,858
     ---------------  ----------------    ----------------  ---------------
     $    13,209,908  $     12,379,208    $    281,389,294  $   238,551,474
     ---------------  ----------------    ----------------  ---------------
     ---------------  ----------------    ----------------  ---------------
     $        26,603  $         27,456    $             --  $            --
     ---------------  ----------------    ----------------  ---------------


           1,049,531           135,835         720,702,583      569,551,234

               4,135             2,159             816,231          434,377
            (994,156)          (35,025)       (678,680,994)    (557,969,753)
     ---------------  ----------------    ----------------  ---------------
              59,510           102,969          42,837,820       12,015,858
     ---------------  ----------------    ----------------  ---------------
     ---------------  ----------------    ----------------  ---------------


ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                            MONTAG & CALDWELL GROWTH FUND
                                                         ---------------------------------------------------------------------
                                                                                    RETAIL CLASS
                                                         ---------------------------------------------------------------------
                                                               YEAR             YEAR              YEAR             PERIOD
                                                               ENDED            ENDED             ENDED             ENDED
                                                              10/31/98         10/31/97          10/31/96         10/31/95(a)
                                                            -----------      -----------       -----------        -----------

Net Asset Value, Beginning of Period .................   $          22.68    $      17.08     $     13.16     $    10.00
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ....................              (0.05)          (0.05)             --           0.02
     Net realized and unrealized gain
       on investments ................................               4.07            5.79            3.93           3.16
                                                         ----------------    ------------     -----------    -----------
       Total from investment operations ..............               4.02            5.74            3.93           3.18
                                                         ----------------    ------------     -----------    -----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ......................                 --              --           (0.01)         (0.02)
     Distributions from net realized
       gain on investments ...........................              (0.21)          (0.14)             --             --
                                                         ----------------    ------------     -----------    -----------
       Total distributions ...........................              (0.21)          (0.14)          (0.01)         (0.02)
                                                         ----------------    ------------     -----------    -----------
Net increase in net asset value ......................               3.81            5.60            3.92           3.16
                                                         ----------------    ------------     -----------    -----------
Net Asset Value, End of Period .......................   $          26.49  $        22.68  $        17.08  $       13.16
                                                         ----------------    ------------     -----------    -----------
                                                         ----------------    ------------     -----------    -----------

TOTAL RETURN .........................................              17.90%          33.82%          29.91%         31.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................      $   1,004,356     $   479,557     $   166,243    $    40,355
Ratios of expenses to average net assets:
   Before reimbursement of expenses
     by Advisor(1).....................................              1.12%           1.24%           1.32%          1.87%
   After reimbursement of expenses
     by Advisor(1).....................................              1.12%           1.23%           1.28%          1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
     by Advisor(1).....................................             (0.22)%         (0.38)%         (0.10)%        (0.36)%
   After reimbursement of expenses
     by Advisor(1).....................................              (0.22)%         (0.37)%         (0.06)%         0.20%
Portfolio Turnover(1)..................................              29.81%          18.65%          26.36%         34.46%


---------------------------------------------------
 (1) Annualized.
 (a) Montag & Caldwell Growth Fund Retail Class commenced investment operations on November 2, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                           OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                       MONTAG & CALDWELL GROWTH FUND
                                                         -----------------------------------------------------------
                                                                            INSTITUTIONAL CLASS
                                                         -----------------------------------------------------------
                                                              YEAR                  YEAR                 PERIOD
                                                              ENDED                 ENDED                 ENDED
                                                            10/31/98              10/31/97             10/31/96(a)
                                                         --------------        --------------        --------------
Net Asset Value, Beginning of Period..............        $      22.75      $          17.08     $           15.59
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income........................                0.01                    --                  0.02
     Net realized and unrealized gain
       on investments.............................                4.10                  5.81                  1.49
                                                        --------------      ----------------     -----------------
       Total from investment operations...........                4.11                  5.81                  1.51
                                                        --------------      ----------------     -----------------

   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income...................                  --                    --                 (0.02)
     Distributions from net realized
       gain on investments........................               (0.21)                (0.14)                   --
                                                        --------------      ----------------     -----------------
         Total distributions......................               (0.21)                (0.14)                (0.02)
                                                        --------------      ----------------     -----------------
Net increase in net asset value...................                3.90                  5.67                  1.49
                                                        --------------      ----------------     -----------------
Net Asset Value, End of Period....................        $      26.65      $          22.75     $           17.08
                                                        --------------      ----------------     -----------------
                                                        --------------      ----------------     -----------------
TOTAL RETURN......................................               18.24%                34.26%                 9.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)..............        $    738,423      $        268,861     $          52,407
Ratios of expenses to average net assets:
   Before reimbursement of expenses
     by Advisor(1)................................                0.85%                 0.93%                 0.98%
   After reimbursement of expenses
     by Advisor(1)................................                0.85%                 0.93%                 0.98%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
     by Advisor(1)................................                0.05%                (0.07)%                0.17%
   After reimbursement of expenses
     by Advisor(1)................................                0.05%                (0.06)%                0.17%
Portfolio Turnover(1).............................               29.81%                18.65%                26.36%

----------------------------------------------------
 (1) Annualized.
 (a) Montag & Caldwell Growth Fund Institutional Class commenced investment operations on June 28, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                           CHICAGO TRUST GROWTH & INCOME FUND
                                                          --------------------------------------------------------------------------

                                                            YEAR             YEAR            YEAR            YEAR         PERIOD
                                                            ENDED            ENDED           ENDED           ENDED         ENDED
                                                          10/31/98         10/31/97        10/31/96        10/31/95     10/31/94(a)
                                                          -----------     -----------     -----------     -----------  -----------
Net Asset Value, Beginning of Period ...................   $    19.73      $    16.17      $    12.90      $    10.11  $     10.00
   INCOME FROM INVESTMENT OPERATIONS:                     -----------     -----------     -----------     -----------  -----------
     Net investment income (loss) ......................        (0.02)           0.08            0.11            0.09         0.07
     Net realized and unrealized gain
       on investments ..................................         4.73            3.91            3.34            2.79         0.10
                                                          -----------     -----------     -----------     -----------  ------------
         Total from investment operations ..............         4.71            3.99            3.45            2.88         0.17
                                                          -----------     -----------     -----------     -----------  ------------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income ...............................        (0.01)          (0.09)          (0.11)          (0.09)       (0.06)
     Distributions from net realized gain on investments        (1.37)          (0.34)          (0.07)             --           --
                                                          -----------     -----------     -----------     -----------  ------------
         Total distributions ...........................        (1.38)          (0.43)          (0.18)          (0.09)       (0.06)
                                                          -----------     -----------     -----------     -----------  ------------
Net increase in net asset value ........................         3.33            3.56            3.27            2.79         0.11
                                                          -----------     -----------     -----------     -----------  ------------
Net Asset Value, End of Period .........................   $    23.06      $    19.73      $    16.17       $   12.90  $     10.11
                                                          -----------     -----------     -----------     -----------  ------------
                                                          -----------     -----------     -----------     -----------  ------------

TOTAL RETURN ...........................................        25.43%          25.16%          26.98%          28.66%        1.73%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)....................   $  367,666      $  274,608      $  205,133       $ 172,296  $    12,282
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).......................................         1.08%           1.12%           1.15%           1.50%        2.21%
   After reimbursement of expenses
    by Advisor(1).......................................         1.08%           1.07%(2)        1.00%           1.09%(3)     1.20%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).......................................        (0.11)%          0.36%           0.62%           0.33%      (0.15)%
   After reimbursement of expenses
    by Advisor(1).......................................        (0.11)%          0.41%           0.77%           0.74%       0.86%
Portfolio Turnover(1)...................................        34.21%          30.58%          25.48%           9.00%      37.01%

-------------------------------------------
(1)  Annualized.
(2) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.
(a) Chicago Trust Growth & Income Fund commenced investment operations on December 13, 1993.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                            CHICAGO TRUST TALON FUND
                                                         -------------------------------------------------------------------
                                                            YEAR           YEAR           YEAR       YEAR         PERIOD
                                                            ENDED          ENDED          ENDED      ENDED         ENDED
                                                           10/31/98       10/31/97       10/31/96   10/31/95     10/31/94(a)
                                                         ------------    ----------     ---------  ---------     ----------

Net Asset Value, Beginning of Period                      $     17.60     $   14.39      $  12.07   $  10.25      $  10.00
   INCOME FROM INVESTMENT OPERATIONS:                    ------------    ----------     ---------  ---------     ---------
     Net investment income .............................         0.07          0.11          0.04       0.09          0.02
     Net realized and unrealized gain (loss)
       on investments and options ......................        (1.59)         4.38          3.01       1.84          0.23
                                                         ------------    ----------     ---------  ---------     ---------
         Total from investment operations ..............        (1.52)         4.49          3.05       1.93          0.25
                                                         ------------    ----------     ---------  ---------     ---------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income and options ...................        (0.09)        (0.09)        (0.03)     (0.11)           --
     Distributions from net realized gain on investments        (2.83)        (1.19)        (0.70)        --            --
                                                         ------------    ----------     ---------  ---------     ---------
         Total distributions ...........................        (2.92)        (1.28)        (0.73)     (0.11)           --
                                                         ------------    ----------     ---------  ---------     ---------
Net increase (decrease) in net asset value .............        (4.44)         3.21          2.32       1.82          0.25
                                                         ------------    ----------     ---------  ---------     ---------
Net Asset Value, End of Period..........................  $     13.16     $   17.60      $  14.39   $  12.07      $  10.25
                                                         ------------    ----------     ---------  ---------     ---------
                                                         ------------    ----------     ---------  ---------     ---------
TOTAL RETURN............................................       (10.54)%       33.47%        26.51%     18.92%         2.50%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)....................  $    22,728     $  28,460      $ 17,418   $ 10,538      $  4,355
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).......................................         1.46%         1.67%         1.98%      3.04%         7.82%
   After reimbursement of expenses
    by Advisor(1).......................................         1.30%         1.30%         1.30%      1.30%         1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).......................................         0.30%         0.34%        (0.38)%    (0.97)%       (4.13)%
   After reimbursement of expenses
    by Advisor(1).......................................         0.46%         0.71%         0.30%      0.77%         2.39%
Portfolio Turnover(1)...................................        78.33%       112.72%       126.83%    229.43%        33.66%

--------------------------------------------------------------
(1)  Annualized.
(a) Chicago Trust Talon Fund commenced investment operations on September 19, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
-------------------------------------------------------------------------------


                                                                             CHICAGO TRUST BALANCED FUND
                                                            ----------------------------------------------------------------
                                                                YEAR                YEAR              YEAR        PERIOD
                                                                ENDED               ENDED             ENDED        ENDED
                                                              10/31/98             10/31/97         10/31/96    10/31/95(a)
                                                            -------------       ------------      -----------  ------------
Net Asset Value, Beginning of Period .................      $     11.06         $     9.60        $      8.43     $    8.34
                                                            -----------         ----------        -----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................             0.27               0.28               0.27          0.03
     Net realized and unrealized gain
       on investments ................................             1.65               1.60               1.16          0.06
                                                            -----------         ----------        -----------     ----------
         Total from investment operations ............             1.92               1.88               1.43          0.09
                                                            -----------         ----------        -----------     ----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income .............................            (0.27)             (0.28)             (0.26)           --
     Distributions from net realized gain on
       investments ...................................            (0.68)             (0.14)                --            --
                                                            -----------         ----------        -----------     ----------
         Total distributions .........................            (0.95)             (0.42)             (0.26)           --
                                                            -----------         ----------        -----------     ----------
Net increase in net asset value ......................             0.97               1.46               1.17          0.09
                                                            -----------         ----------        -----------     ----------
Net Asset Value, End of Period .......................      $     12.03         $    11.06         $     9.60     $    8.43
                                                            -----------         ----------        -----------     ----------
TOTAL RETURN .........................................            18.50%             20.10%             17.21%         1.08%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................      $   219,362         $  187,993         $  156,703     $ 152,820
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................             1.08%              1.13%              1.17%         1.19%
   After reimbursement of expenses
    by Advisor(1).....................................             1.08%              1.07%(2)           1.00%         1.00%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................             2.30%              2.70%              2.79%         2.56%
   After reimbursement of expenses
    by Advisor(1).....................................             2.30%              2.76%              2.96%         2.73%
Portfolio Turnover(1).................................            40.28%             34.69%             34.29%         0.72%

--------------------------------------------------
(1)  Annualized.
(2) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a)  Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation
     Fund) commenced investment operations on September 21, 1995.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                      MONTAG & CALDWELL BALANCED FUND
                                                     --------------------------------------------------------------------
                                                           YEAR              YEAR           YEAR            PERIOD
                                                           ENDED             ENDED          ENDED           ENDED
                                                         10/31/98           10/31/97      10/31/96        10/31/95(a)
                                                        ----------          --------     ----------       ------------
Net Asset Value, Beginning of Period..............   $        16.01    $        14.29   $        12.12    $        10.00
                                                     --------------    --------------   --------------    --------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income........................             0.27              0.25             0.27              0.26
     Net realized and unrealized gain
       on investments.............................             1.97              2.93             2.17              2.09
                                                     --------------    --------------   --------------    --------------
         Total from investment operations.........             2.24              3.18             2.44              2.35
                                                     --------------    --------------   --------------    --------------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income..........................            (0.27)            (0.25)           (0.27)            (0.23)
     Distributions from net realized gain on
       investments................................            (0.38)            (1.21)              --                --
                                                     --------------    --------------   --------------    --------------
         Total distributions......................            (0.65)            (1.46)           (0.27)            (0.23)
                                                     --------------    --------------   --------------    --------------
Net increase in net asset value...................             1.59              1.72             2.17              2.12
                                                     --------------    --------------   --------------    --------------
Net Asset Value, End of Period....................   $        17.60    $        16.01   $        14.29    $        12.12
                                                     --------------    --------------   --------------    --------------
                                                     --------------    --------------   --------------    --------------

TOTAL RETURN......................................            14.46%            24.26%           20.37%            23.75%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)..............   $      158,398    $       82,719   $       31,473    $       21,908
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).................................             1.18%             1.33%            1.58%             2.50%
   After reimbursement of expenses
    by Advisor(1).................................             1.18%             1.25%            1.25%             1.25%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).................................             1.67%             1.70%            1.83%             1.38%
   After reimbursement of expenses
    by Advisor(1).................................             1.67%             1.78%            2.16%             2.63%
Portfolio Turnover(1).............................            59.02%            28.13%           43.58%            27.33%


------------------------------------------------------------------
(1)  Annualized.
(a) Montag & Caldwell Balanced Fund commenced investment operations on November 2, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                                 CHICAGO TRUST BOND FUND
                                                           -----------------------------------------------------------------------
                                                              YEAR           YEAR          YEAR            YEAR          PERIOD
                                                              ENDED          ENDED         ENDED           ENDED         ENDED
                                                            10/31/98        10/31/97      10/31/96       10/31/95      10/31/94(a)
                                                           -----------    -----------   ------------   ------------    -----------
Net Asset Value, Beginning of Period .................      $    10.13     $     9.89    $      9.94    $      9.21    $    10.00
                                                           -----------    -----------   ------------   ------------   -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................            0.60           0.61           0.60           0.60          0.50
     Net realized and unrealized gain (loss)
       on investments ................................            0.15           0.23          (0.05)          0.73          (082)
                                                           -----------    -----------   ------------   ------------   -----------
         Total from investment operations ............            0.75           0.84           0.55           1.33         (0.32)
                                                           -----------    -----------   ------------   ------------   -----------

   LESS DISTRIBUTIONS FROM AND IN EXCESS
     OF NET INVESTMENT INCOME ........................           (0.61)         (0.60)         (0.60)         (0.60)        (0.47)
                                                           -----------    -----------   ------------   ------------   -----------
Net increase (decrease) in net asset value ...........            0.14           0.24          (0.05)          0.73         (0.79)
                                                           -----------    -----------   ------------   ------------   -----------
Net Asset Value, End of Period .......................      $    10.27         $10.13          $9.89          $9.94    $     9.21
                                                           -----------    -----------   ------------   ------------   -----------
                                                           -----------    -----------   ------------   ------------   -----------

TOTAL RETURN .........................................             7.66%        8.84%           5.76%         14.89%       (3.23)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................      $   160,561    $ 120,532     $    79,211    $    70,490    $   12,546
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................             0.96%        1.02%           1.10%          1.54%         2.02%
   After reimbursement of expenses
    by Advisor(1).....................................             0.80%        0.80%           0.80%          0.80%         0.80%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................             5.79%        6.02%           5.89%          5.78%         4.83%
   After reimbursement of expenses
    by Advisor(1).....................................             5.95%        6.24%           6.19%          6.52%         6.05%
Portfolio Turnover(1).................................            45.29%       17.76%          41.75%         68.24%        20.73%

--------------------------------------------------
(1)  Annualized.
(a)  Chicago Trust Bond Fund commenced investment operations on December 13,
     1993.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                            OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                             CHICAGO TRUST MUNICIPAL BOND FUND
                                                         ---------------------------------------------------------------------------
                                                            YEAR            YEAR           YEAR             YEAR        PERIOD
                                                            ENDED           ENDED          ENDED            ENDED       ENDED
                                                          10/31/98         10/31/97      10/31/96          10/31/95   10/31/94(a)
                                                         ---------        ---------      ---------        ---------   -----------

Net Asset Value, Beginning of Period .................  $       10.19    $     10.06   $       10.08     $     9.56   $     10.00
                                                        -------------    -----------   -------------     ----------   -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................           0.44           0.38            0.38           0.35          0.27
     Net realized and unrealized gain (loss)
       on investments ................................           0.17           0.12           (0.02)          0.52         (0.46)
                                                        -------------    -----------   -------------     ----------   -----------
         Total from investment operations ............           0.61           0.50            0.36           0.87         (0.19)
                                                        -------------    -----------   -------------     ----------   -----------

   LESS DISTRIBUTIONS FROM AND IN EXCESS
     OF NET INVESTMENT INCOME ........................          (0.44)         (0.37)          (0.38)         (0.35)        (0.25)
                                                        -------------    -----------   -------------     ----------   -----------
Net increase (decrease) in net asset value ...........           0.17           0.13           (0.02)          0.52         (0.44)
                                                        -------------    -----------   -------------     ----------   -----------
Net Asset Value, End of Period .......................  $       10.36    $     10.19   $       10.06     $    10.08   $      9.56
                                                        -------------    -----------   -------------     ----------   -----------
                                                        -------------    -----------   -------------     ----------   -----------

TOTAL RETURN .........................................           6.17%          5.13%           3.59%          9.29%        (1.92)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................  $      13,210    $    12,379   $      11,186     $   11,679   $    10,462
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................           1.41%          1.64%           1.53%          2.16%         2.09%
   After reimbursement of expenses
    by Advisor(1).....................................           0.35%(2)       0.90%           0.90%          0.90%         0.90%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................           3.22%          3.00%           3.11%          2.37%         1.90%
   After reimbursement of expenses
    by Advisor(1).....................................           4.28%          3.74%           3.74%          3.63%         3.09%
Portfolio Turnover(1).................................          34.33%         16.19%          27.47%         42.81%        14.85%

--------------------------------------------------------------------------------
(1)  Annualized.
(2) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.
(a) Chicago Trust Municipal Bond Fund commenced investment operations on December 13, 1993.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
FINANCIAL HIGHLIGHTS                                           OCTOBER 31, 1998
-------------------------------------------------------------------------------

                                                                              CHICAGO TRUST MONEY MARKET FUND
                                                            -----------------------------------------------------------------------
                                                               YEAR            YEAR          YEAR          YEAR           PERIOD
                                                               ENDED          ENDED         ENDED          ENDED          ENDED
                                                             10/31/98       10/31/97       10/31/96       10/31/95       10/31/94(a)
                                                            ----------     ----------     ----------     ----------     -----------
Net Asset Value, Beginning of Period .................      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------     ----------     ----------     ----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...........................            0.05           0.05           0.05           0.05           0.03
                                                            ----------     ----------     ----------     ----------     -----------

   LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME .....           (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                                            ----------     ----------     ----------     ----------     -----------
Net Asset Value, End of Period .......................      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------     ----------     ----------     ----------     -----------
                                                            ----------     ----------     ----------     ----------     -----------
TOTAL RETURN .........................................            5.24%          5.15%          5.14%          5.56%          3.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .................      $  281,389     $  238,551     $  226,536     $  206,075     $  122,929
Ratios of expenses to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................            0.52%          0.56%          0.59%          0.63%          0.64%
   After reimbursement of expenses
    by Advisor(1).....................................            0.51%(3)       0.50%          0.50%          0.43%(2)       0.40%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses
    by Advisor(1).....................................            5.13%          5.00%          4.93%          5.24%          3.49%
   After reimbursement of expenses
    by Advisor(1).....................................            5.14%          5.06%          5.02%          5.44%          3.73%

--------------------------------------------------
(1)  Annualized.
(2) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.40% to 0.50% on July 12, 1995.
(3) As of February 27, 1998, the Advisor is no longer waiving fees or reimbursing expenses.
(a) Chicago Trust Money Market Fund commenced investment operations on December 14, 1993.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS                               OCTOBER 31, 1998
--------------------------------------------------------------------------------


NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: The Alleghany Funds (formerly CT&T Funds) (the "Company") operate as a series company currently issuing eight series of shares of beneficial interest: Montag & Caldwell Growth Fund (the "Growth Fund"), Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Chicago Trust Talon Fund (the "Talon Fund"), Chicago Trust Balanced Fund (the "CT Balanced Fund"), Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Chicago Trust Bond Fund (the "Bond Fund"), Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund"), and Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company constitutes an open-end management investment company which is registered under the Investment Company Act of 1940 as amended (the "Act"). The Company was organized as a Delaware business trust on September 10, 1993.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity, convertible, fixed income, and short-term securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offered two classes of shares: Class I (Institutional) shares and Class N (Retail) shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks, securities convertible into common stocks, and fixed income securities. The Chicago Trust Company ("Chicago Trust") is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies with capitalization levels believed by Talon Asset Management, Inc. ("Talon") to have prospects for capital appreciation. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Investment Advisor for the Fund with Talon as Sub-Investment Advisor.

The CT Balanced Fund seeks growth of capital with current income through asset allocation. The Fund seeks to achieve this objective by holding a varying combination of generally two or more of the following investment categories: common stocks (both dividend and non-dividend paying); preferred stocks; convertible preferred stocks; fixed income securities, including bonds and bonds convertible into common stocks; and short-term interest-bearing obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on September 21, 1995.

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income, and short-term securities. The allocation between asset classes may vary over time in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell, Inc. is the Investment Advisor for the Fund, which commenced investment operations on November 2, 1994.

The Bond Fund seeks high current income consistent with what Chicago Trust believes to be prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from Federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Investment Advisor for the Fund, which commenced investment operations on December 14, 1993.

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS--CONTINUED                        OCTOBER 31, 1998
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   (1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund, fixed income securities, except short-term, are valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. When fair market value quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

   (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be credit worthy by the Fund's Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (3) DERIVATIVE FINANCIAL INSTRUMENTS: A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

   An option contract gives the buyer the right, but not the obligation to buy
   (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are used by a Fund to manage the portfolio's effective maturity and duration.

   Transactions in purchased options for the Talon Fund for the year ended October 31, 1998 were as follows:


                                                                    CONTRACTS   PREMIUM
                                                                    ---------  ----------
   Outstanding at October 31, 1997 .............................        50      $(120,125)
   Options purchased (Net) .....................................        --             --
   Options exercised or terminated in closing transactions (Net)       (50)       120,125
   Options expired (Net) .......................................        --             --
                                                                    ---------  ----------
   Outstanding at October 31, 1998 .............................        --      $      --
                                                                    ---------  ----------
                                                                    ---------  ----------



   (4) MORTGAGE BACKED SECURITIES: The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may invest in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies - Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private,

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS--CONTINUED                        OCTOBER 31, 1998
--------------------------------------------------------------------------------


   non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

   The CT Balanced Fund, the M&C Balanced Fund and the Bond Fund may also invest in Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

   The CT Balanced Fund and the Bond Fund may utilize Interest Only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

   (5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

   (6) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the losses amounted to $306,661 for the Talon Fund and $34,725 for the Municipal Bond Fund, which will expire October 31, 2006 and October 31, 2003, respectively.

   Net realized gains or losses may differ for financial and tax reporting purposes for the M&C Growth Fund, the CT Balanced Fund and the M&C Balanced Fund primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

   (7) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareowners are recorded on the ex-dividend date.

   (8) ORGANIZATION COSTS: The Funds have reimbursed the Advisors for certain costs incurred in connection with the Funds' and the Company's organization. The costs are being amortized on a straight-line basis over five years commencing on December 13, 1993 for the Growth & Income Fund, Bond Fund and the Municipal Bond Fund; December 14, 1993 for the Money Market Fund; September 19, 1994 for the Talon Fund; November 2, 1994 for the Growth Fund and the M&C Balanced Fund; and September 21, 1995 for the CT Balanced Fund.

   (9) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareowners annually. The Bond Fund and the Municipal Bond Fund distribute their respective net investment income to shareowners monthly and capital gains, if any, are distributed annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareowners that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS--CONTINUED                        OCTOBER 31, 1998
--------------------------------------------------------------------------------


are due to different class expenses. For the year ended October 31, 1998, 100.00% of the income distributions made by the Municipal Bond Fund were exempt from federal income taxes. Additionally during the year, the Growth Fund, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund and the M&C Balanced Fund paid 28% rate gain distributions of $555,907, $2,931,736, $1,211,558,
$1,151,566 and $1,080,213 and 20% rate gain distributions of $6,966,519,
$16,217,422, $1,544,488, $10,250,073 and $730,402, respectively. In January
1999, the Funds will provide tax information to shareowners for the 1998 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $2,511, $312 and $13,224 were reclassified at October 31, 1998 from accumulated net realized gain on investments to undistributed net investment income in the CT Balanced Fund, the M&C Balanced Fund and the Bond Fund, respectively, due to losses on paydown adjustments from mortgage backed securities. In addition, permanent book and tax differences in the CT Balanced Fund relating to the sale of IO securities totaling $11,126 were reclassified from accumulated net realized gain to undistributed net investment income. Also, permanent book and tax differences in the Talon Fund relating to the sale of real estate investment trusts totaling $959 were reclassified from undistributed net investment income to accumulated net realized gain.

The Growth Fund and the Growth & Income Fund had net operating losses for tax purposes, net of short-term capital gains, of $1,422,104 and $347,447, respectively, for the year ended October 31, 1998. In addition, the Growth & Income Fund made excise tax distributions of $54,615 in December 1997 which included a return of capital of $30,652. These amounts were reclassified from undistributed net investment income to capital paid-in as permanent differences at October 31, 1998.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

All of the income dividends paid by each fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 10.50%, 20.84% and 24.86% for the Talon Fund, the CT Balanced Fund, and the M&C Balanced Fund, respectively.

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 1998, Chicago Trust and its affiliates owned 2,500 shares of the Growth & Income Fund, 2,500 shares of the Bond Fund and 2,500 shares of the Municipal Bond Fund.

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 1998 were:


                                AGGREGATE        PROCEEDS FROM
                                PURCHASES            SALES
                             ---------------     --------------
GROWTH FUND                  $ 1,148,411,078     $  367,441,899
GROWTH & INCOME FUND             123,331,121        107,580,829
TALON FUND                        18,040,090         18,786,408
CT BALANCED FUND                  85,176,321         79,848,334
M&C BALANCED FUND                134,224,898         73,007,945
BOND FUND                         88,481,054         57,769,611
MUNICIPAL BOND FUND                5,258,949          4,335,798


NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Advisor provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 (effective February 27, 1998) for the Growth Fund, 0.70% for the Growth & Income Fund, 0.80% for the Talon Fund, 0.70% for the CT Balanced Fund, 0.75% for the M&C Balanced Fund, 0.55% for the Bond Fund, 0.60% for the

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS--CONTINUED                        OCTOBER 31, 1998
--------------------------------------------------------------------------------


Municipal Bond Fund and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly. The Advisors have voluntarily undertaken to reimburse the Growth Fund (Institutional Class and Retail Class), the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.10%, 1.30%, 1.10%, 1.25%, 0.80%, and 0.10%,
respectively. Effective February 27, 1998, the expense reimbursement level for the Municipal Bond Fund changed from 0.90% to 0.10% and the Advisor for the Money Market Fund will no longer waive fees or reimburse expenses. Expense reimbursements may be terminated at the discretion of the Advisors. For the year ended October 31, 1998, the Advisor waived/reimbursed expenses of $43,706 for the Talon Fund, $217,546 for the Bond Fund, $138,689 for the Municipal Bond Fund and $24,492 for the Money Market Fund.

First Data Investor Services Group, Inc. ("Investor Services Group") serves as sub-administrator of the Funds. Chicago Trust is the Funds' Administrator. For services provided as the Funds' Administrator, Chicago Trust receives the following fees, which are paid in total to Investor Services Group.


                      ADMINISTRATION FEES                                           CUSTODY LIAISON FEES
                      -------------------                                           --------------------
  FEE (% OF FUNDS' AGGREGATE                                               ANNUAL FEE                 AVERAGE DAILY NET ASSETS
       DAILY NET ASSETS)          AVERAGE DAILY NET ASSETS                 (PER FUND)                       (PER FUND)
       -----------------          ------------------------                 ----------                       ----------
           0.060                     up to $2 billion                       $10,000                      up to $100 million
           0.045             $2 billion to $3.5 billion                     $15,000                $100 million to $500 million
           0.040                     over $3.5 billion                      $20,000                      over $500 million



First Data Distributors, Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Growth Fund Retail Class, the Growth & Income Fund, the Talon Fund, the CT Balanced Fund, the M&C Balanced Fund, the Bond Fund, and the Municipal Bond Fund have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% (currently, the Municipal Bond Fund's Rule 12b-1 fee is reduced to 0.10%) of each participating Fund's average daily net assets. The Growth Fund Institutional Class and the Money Market Fund do not have distribution plans.

For the year ended October 31, 1998, the class specific expenses of the Growth Fund were:


                                       CLASS N (RETAIL)   CLASS I (INSTITUTIONAL)
                                       ----------------   -----------------------
Transfer agent fees                      $    317,202         $       19,293
Registration expenses                         160,248                150,836
Legal fees                                     26,417                 27,811
Reports to shareowner expenses                 37,388                 15,784



Certain officers and Trustees of the Funds are also officers and directors of Chicago Trust. The Funds do not compensate its officers or affiliated Trustees. Effective January 1, 1998, the Company pays each unaffiliated Trustee $2,000 per Board of Trustees' meeting attended and an annual retainer of $2,000.

NOTE (F) YEAR 2000 COMPLIANCE (UNAUDITED):
Alleghany Funds (Alleghany) utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. Like other businesses around the world, Alleghany could be adversely affected if these or other systems are unable to perform their intended functions effectively after 1999 because of the systems' inability to distinguish the year 2000 from the year 1900. This is commonly known as the "Year 2000 problem." Alleghany is taking the steps that it believes are reasonably designed to address this potential Year 2000 problem and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds' from this problem, but we do not anticipate that the move to Year 2000 will have a material impact on the Funds.

ALLEGHANY FUNDS
NOTES TO FINANCIAL STATEMENTS--CONTINUED                        OCTOBER 31, 1998
--------------------------------------------------------------------------------


NOTE (G) SUBSEQUENT EVENTS:
The Company filed a Post-Effective Amendment on August 21, 1998 for the purpose of adding two new Series to the Trust, Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund. The filing was effective on November 4, 1998 and Alleghany/Chicago Trust SmallCap Value Fund commenced operations on November 10, 1998.

On December 4, 1998, pursuant to an Agreement and Plan of Reorganization, the assets and liabilities of the Veredus Aggressive Growth Fund (the "Acquired Fund") were transferred to a newly formed portfolio of the Trust, Alleghany/Veredus Aggressive Growth Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. The Acquiring Fund commenced operations on December 7, 1998.

The Company filed a Post-Effective Amendment on November 11, 1998 for the purpose of adding Class I shares to the Montag & Caldwell Balanced Fund and Chicago Trust Bond Fund. Class I shares are expected to be offered to the public after January 1, 1999.

As of December 17, 1998, the following name changes are effective for certain Series of the Alleghany Funds:

Alleghany/Montag & Caldwell Growth Fund
Alleghany/Chicago Trust Growth & Income Fund
Alleghany/Chicago Trust Talon Fund
Alleghany/Chicago Trust Balanced Fund
Alleghany/Montag & Caldwell Balanced Fund
Alleghany/Chicago Trust Bond Fund
Alleghany/Chicago Trust Municipal Bond Fund
Alleghany/Chicago Trust Money Market Fund

The Company filed a Post-Effective Amendment on November 25, 1998 to add two new international funds, Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund. A Special Meeting of Shareholders will be held to consider an Agreement and Plan of Reorganization relative to the two new Series.

Effective December 17, 1998, the Administration fees paid to the Funds' Administrator will be as follows:

    .06% of less than $2 billion of the aggregate average daily net assets of the Funds; and
    .05% of aggregate average daily net assets of the Funds of at least $2 billion but not more than $7 billion; and .045% of the Funds' aggregate average daily net assets over $7 billion.

The custody liaison and the fees paid to Investor Services Group as sub-administrator of the Funds remain the same.

Effective December 17, 1998, the Advisor will reimburse each Fund to the extent necessary to maintain its total ordinary operating expenses at the following percentages of net assets, as computed on an annual basis:


                                                    CLASS N
Alleghany/Chicago Trust Talon Fund                   1.30%
Alleghany/Chicago Trust Bond Fund                    0.80%


Independent Auditors' Report


THE BOARD OF TRUSTEES AND SHAREOWNERS OF ALLEGHANY FUNDS:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alleghany Funds (comprising, respectively, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund) as of October 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of Alleghany Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securites owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Alleghany Funds as of October 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented, in comformity with generally accepted accounting principles.

                                                    /s/ KPMG Peat Marwick LLP

Chicago, Illinois
December 17, 1998

                       This page intentionally left blank.

                              ENJOY A FULL RANGE OF
                               SHAREOWNER BENEFITS

GROW YOUR ACCOUNT THE EASY WAY
WITH AN AUTOMATIC INVESTMENT PLAN.(1)

    Alleghany Funds makes systematic investing easy and effortless--to help you reach any investment goal. Simply choose a fixed amount, and we'll automatically invest it in your Alleghany Funds account on a regular schedule from your checking or savings account. The service is free, and the minimum investment is only $50 per month.

AUTOMATIC DIVIDEND REINVESTMENT
COMPOUNDS YOUR EARNINGS.

    Monthly and quarterly dividends, and annual capital gain distributions, can be automatically reinvested into your Alleghany Funds account, at no charge which may significantly increase your investment earnings.


FREE, FLEXIBLE EXCHANGE PRIVILEGES.

    As your personal needs change, so can your Alleghany Funds investments. Exchanges between our funds are free of charge, and it only takes a telephone call or a visit to our web site.


ACCESS INFORMATION AND MAKE
TRANSACTIONS ONLINE WITH OUR
NEW INVESTOR WEB SITE.

    24 hours a day, 7 days a week, you can access account balances, obtain fund information and make transactions online--in complete security. Alleghany Funds was among the first mutual fund companies to provide these capabilities.

WWW.ALLEGHANYFUNDS.COM


                       AT YOUR SERVICE 24 HOURS A DAY ...
                          OUR SHAREOWNER SERVICES LINE.

    Shareowner Services Representatives are available to assist you Monday - Friday 8:00 a.m. to 7:00 p.m., EST. Or, call any time, day or night, for automated account information, to make exchanges or check fund performance.

                                 1-800-992-8151


----------

(1) Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase during low price levels.

TRUSTEES

    Leonard F. Amari*
    Stuard D. Bilton, Chairman
    Dorothea C. Gilliam
    Gregory T. Mutz*
    Nathan Shapiro*
    *Unafilliated Trustee

ADVISORS
    The Chicago Trust Company
    171 North Clark Street
    Chicago, IL 60601-3294

    Montag & Caldwell, Inc.
    3343 Peachtree Road, NE, Suite 1100
    Atlanta, GA  30326-1022

SHAREOWNER
SERVICES
    First Data Investor Services Group, Inc.
    4400 Computer Drive
    Westborough, MA  01581

DISTRIBUTOR
    First Data Distributors, Inc.
    4400 Computer Drive
    Westborough, MA  01581

OFFICERS
    Kenneth C. Anderson, President
    David F. Seng, Senior Vice President
    Gerald F. Dillenburg, Vice President,
                 Secretary and Treasurer

CUSTODIAN
    Bankers Trust
    One Bankers Trust Place
    New York, NY  10001

LEGAL COUNSEL
    Sonnenschein Nath & Rosenthal
    8000 Sears Tower
    Chicago, IL  60606

AUDITOR
    KPMG Peat Marwick LLP
    303 East Wacker Drive
    Chicago, IL  60601

[LOGO] ALLEGHANY FUNDS

Distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, 1/99

This report is submitted for general information of the shareowners of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.